    As filed with the Securities and Exchange Commission on November 18, 2003
                     Investment Company Act File No. 811-[    ]
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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)

       [X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

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                         Mezzacappa Long/Short Fund, LLC
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               (Exact name of Registrant as specified in Charter)

                          630 Fifth Avenue, Suite 2600
                            New York, New York 10111
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                    (Address of principal executive offices)

       Registrant's Telephone Number, including Area Code: (212) 332-2000

                                Francis J. Conroy
                         c/o Mezzacappa Management, LLC
                          630 Fifth Avenue, Suite 2600
                            New York, New York 10111
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                     (Name and address of agent for service)

                                    COPY TO:

                             Stephen Rosenberg, Esq.
                  Tannenbaum Helpern Syracuse & Hirschtritt LLP
                                900 Third Avenue
                            New York, New York 10022
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This Registration Statement has been filed by Registrant pursuant to Section
8(b) of the Investment Company Act of 1940, as amended. Interests in Registrant are not being registered under the Securities Act of 1933 (the "1933 Act") and will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of, and/or Regulation D under, the 1933 Act. Investments in Registrant may only be made by individuals or entities meeting the definition of an "accredited investor" in Regulation D under the 1933 Act and an "Eligible Investor" as described in this Registration Statement. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, Interests in Registrant.

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PART A -- INFORMATION REQUIRED IN A PROSPECTUS

PART B -- INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

The information required to be included in this Registration Statement by Part A and Part B of Form N-2 is contained in the private placement memorandum that follows.

                                                        Name:___________________

                                                       Number:__________________

                         MEZZACAPPA LONG/SHORT FUND, LLC

                          PRIVATE PLACEMENT MEMORANDUM
                               [November 30], 2003

                               Investment Manager:
                            Mezzacappa Investors, LLC
                          630 Fifth Avenue, Suite 2600
                            New York, New York 10111
                                 (212) 332-2000

IN MAKING AN INVESTMENT DECISION, AN INVESTOR MUST RELY UPON ITS OWN EXAMINATION OF MEZZACAPPA LONG/SHORT FUND, LLC, A FUND OF HEDGE FUNDS, (THE "FUND") AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, OF THE LIMITED LIABILITY COMPANY INTERESTS (THE "INTERESTS") DESCRIBED IN THIS PRIVATE PLACEMENT MEMORANDUM ("PRIVATE PLACEMENT MEMORANDUM"). THE INTERESTS HAVE NOT BEEN REGISTERED WITH, OR APPROVED OR DISAPPROVED BY, THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") OR ANY OTHER U.S. FEDERAL OR STATE GOVERNMENTAL AGENCY OR REGULATORY AUTHORITY OR ANY NATIONAL SECURITIES EXCHANGE. NO AGENCY, AUTHORITY OR EXCHANGE HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PRIVATE PLACEMENT MEMORANDUM OR THE MERITS OF AN INVESTMENT IN THE INTERESTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE FUND'S INVESTMENT PROGRAM ENTAILS A NUMBER OF RISKS. INVESTORS SHOULD NOT INVEST IN THE FUND UNLESS THEY HAVE THE RESOURCES TO SUSTAIN THE LOSS OF THEIR ENTIRE INVESTMENT. FOR A DETAILED DISCUSSION OF THE RISK FACTORS, SEE PAGE 15.

THERE IS NO MINIMUM OR MAXIMUM AMOUNT OF INTERESTS BEING OFFERED PURSUANT TO THIS OFFERING.

THE ORGANIZATIONAL MEMBER (AS SUCH TERM IS DEFINED IN THE PRIVATE PLACEMENT MEMORANDUM) HAS CLAIMED AN EXCLUSION FROM THE DEFINITION OF THE TERM "COMMODITY POOL OPERATOR" UNDER THE COMMODITY EXCHANGE ACT, AS AMENDED (THE "CEA") AND THEREFORE, IS NOT SUBJECT TO REGISTRATION OR REGULATION AS A POOL OPERATOR UNDER THE CEA.

                                TO ALL INVESTORS

The Interests have not been and will not be registered under the Securities Act of 1933 (the "1933 Act") or the securities laws of any state. The offering contemplated by this Private Placement Memorandum will be made in reliance upon an exemption from the registration requirements of the 1933 Act for offers and sales of securities that do not involve any public offering and analogous exemptions under state securities laws. This Private Placement Memorandum will not constitute an offer to sell or the solicitation of an offer to buy nor will any sale of Interests be made in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Private Placement Memorandum. Prospective investors should not rely on any information not contained in this Private Placement Memorandum.

This Private Placement Memorandum is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Interests and is not to be reproduced or distributed to any other persons (other than professional advisors of the prospective investor receiving this document).

Prospective investors should not construe the contents of this Private Placement Memorandum as legal, tax or financial advice. Each prospective investor should consult its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor. This Private Placement Memorandum is qualified in its entirety by reference to the Fund's limited liability company agreement (the "LLC Agreement").

The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund's LLC Agreement, the 1933 Act and applicable state securities laws, pursuant to registration under or exemption from those provisions.

Investors should be aware that they may be required to bear the financial risks of this investment for the duration of their investment in the Fund. Furthermore, investors should be aware that they will not have the right to require the Fund to redeem its Interest. Subject to a determination by the Fund's Board of Managers, the Fund may from time to time offer to repurchase Interests pursuant to written tenders by Members. Investors should be aware that the Fund will not repurchase any Interest or portion of an Interest that has been held by the tendering member for less than one year. For a discussion of Redemptions and Repurchases of an Investor's Interest, see page 46.

                                TABLE OF CONTENTS

Summary of Terms.........................................................................................    1
Summary of Fees, Allocations and Expenses................................................................   10
The Fund.................................................................................................   10
Use of Proceeds..........................................................................................   12
Structure................................................................................................   12
Investment Objective and Strategy........................................................................   12
Risk Factors.............................................................................................   15
   General...............................................................................................   15
   Investment-Related Risks..............................................................................   15
   Risks of Fund of Hedge Funds Structure................................................................   24
   Other Risks...........................................................................................   26
   Limits of Risk Disclosures............................................................................   28
Investment Policies and Restrictions.....................................................................   29
Management of the Fund...................................................................................   30
   Managers and Officers.................................................................................   30
   Compensation..........................................................................................   32
The Investment Manager...................................................................................   32
Investment Management Agreement..........................................................................   34
Administrator............................................................................................   34
Custodian and Escrow Agent...............................................................................   35
Fund Expenses............................................................................................   35
   Expenses of the Investment Manager....................................................................   35
   Expenses of the Fund..................................................................................   35
   Investment Management Fee.............................................................................   37
Capital Accounts and Allocations.........................................................................   37
   Capital Accounts......................................................................................   37
   Allocation of Gains and Losses; Incentive Allocation..................................................   37
   Allocation of Special Items - Certain Withholding Taxes and Other Expenditures........................   39
   Reserves..............................................................................................   39
Net Asset Valuation......................................................................................   39
Conflicts of Interest....................................................................................   42
Conflicts of Interest Relating to Portfolio Managers.....................................................   43
Brokerage................................................................................................   44
Subscriptions For Interests..............................................................................   45
   Subscription Terms....................................................................................   45
   Eligible Investors....................................................................................   46
   Placement Fees........................................................................................   46
Redemptions, Repurchases and Transfers of Interests......................................................   46
   No Right of Redemption................................................................................   46
   Repurchases of Interests..............................................................................   46
   Transfers of Interests................................................................................   50
Voting...................................................................................................   51
Tax Aspects..............................................................................................   51
   Tax Treatment of the Fund's Operations................................................................   52
   Tax Consequences to a Withdrawing Member..............................................................   53
   Tax Treatment of Fund Investments.....................................................................   54
   Non-U.S. Taxes........................................................................................   59
   Unrelated Business Taxable Income.....................................................................   59
   Certain Matters Relating to Specific Exempt Organizations.............................................   61
   Tax Shelter Disclosure Regulations....................................................................   62
   Certain State and Local Taxation Matters..............................................................   62
ERISA Considerations.....................................................................................   62
Additional Information Regarding the LLC Agreement.......................................................   64
   Amendment of the LLC Agreement........................................................................   64

   Power of Attorney.....................................................................................   64
Reports to Members.......................................................................................   64
Term, Dissolution and Liquidation........................................................................   65
Fiscal Year; Taxable Year................................................................................   65
Accountants and Legal Counsel............................................................................   65
Inquiries................................................................................................   65

APPENDIX A - EXAMPLES OF THE INCENTIVE ALLOCATION CALCULATION............................................  A-1

                                SUMMARY OF TERMS

This section is intended only as a summary of the terms of the Private Placement Memorandum. Investors should carefully review the entire Private Placement Memorandum and the Fund's limited liability company agreement (the "LLC Agreement") prior to making an investment in the Fund.

The Fund Mezzacappa Long/Short Fund, LLC (the "Fund") is a limited liability company that was formed on August 7, 2003 under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified management investment company. The Fund will privately offer and sell the Interests in large minimum denominations primarily to institutional investors (each such investor, a "Member") and will restrict transferability of the Interests (or portions of the Interests). References in this Private Placement Memorandum to an "Interest" or the "Interests" (including references to the repurchase of an Interest or Interests) include all or any portion of a Member's Interest, as the context requires. While the Fund believes that this Private Placement Memorandum discusses the material terms of the LLC Agreement, this Private Placement Memorandum is qualified in its entirety by reference to the Fund's LLC Agreement.

Investment Objective and Strategy   The Fund's investment objective is to
                                    generate capital appreciation over a several year period with lower volatility than the broad equity markets. The Fund will seek to accomplish this objective by allocating its assets among a diverse group of selected investment funds ("Investment Funds") managed by third-party investment advisers
                                    ("Portfolio Managers") that specialize
                                    primarily in long and short equity investing in publicly traded companies. The Portfolio
                                    Managers may invest in a wide range of
                                    securities, financial instruments and
                                    markets in accordance with the investment objective of each Investment Fund.

                                    The Investment Manager (as defined herein) will allocate Fund assets among Investment Funds that, in its view, represent attractive investment opportunities. In making its investments, the Investment Manager will apply certain guidelines regarding the allocation of those investments, but may deviate from such guidelines from time to time as deemed appropriate under prevailing economic and market conditions in an effort to achieve its long-term investment objective. The Fund will invest with a minimum of 10 Portfolio Managers, although the Investment Manager expects the number of Portfolio Managers in the Fund to be approximately 15 to 30 at any time.

                                    Portfolio Managers will generally invest in marketable securities although the Investment Funds in which the Fund invests will not themselves be marketable. The Fund may invest temporarily in fixed income securities and money market instruments or may hold cash or cash equivalents pending the investment of assets in Investment Funds or to maintain the liquidity necessary to effect repurchases of Interests or for other purposes.

                                    For purposes of the Fund's investment
                                    restrictions and its investment limitations under the 1940 Act, the Fund will aggregate its investments and transactions with the underlying investments of Separately Managed Accounts. A "Separately Managed Account" is any Investment Fund created specifically by the Fund to facilitate management of the Fund's assets by any Portfolio Managers selected by the Investment Manager to directly manage Fund assets (such Portfolio Managers referred to as "Subadvisers"). The majority of Investment Funds in which the Fund invests, however, are not anticipated to be Separately Managed Accounts and are not subject to the Fund's investment restrictions and, unless registered under the 1940 Act, are generally not subject to any investment limitations under the 1940 Act.

Potential Benefits of Investing     An investment in the Fund will enable
in the Fund                         investors to invest with a group of
                                    Portfolio Managers whose services generally are not available to the investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Fund will also enable investors to invest with a diversified group of Portfolio
                                    Managers without having to meet the high minimum investment requirements that
                                    Portfolio Managers typically would impose on investors. The Investment Manager believes that by investing among a carefully selected group of Portfolio Managers, the Fund may be able to reduce the volatility inherent in a direct investment with a single Portfolio
                                    Manager.

Risk Factors                        The Fund's investment program entails
                                    substantial risks. No assurance can be given that the Fund's investment objective will be achieved. The Fund's performance depends upon the performance of the Investment Funds and Separately Managed Accounts, if any, and the Investment Manager's ability to select
                                    Portfolio Managers and allocate and
                                    reallocate the Fund's assets among them in an effective manner. The value of the Fund's total net assets may be expected to fluctuate in response to fluctuations in the value of the Investment Funds in which the Fund invests. See "Risk Factors:
                                    Investment-Related Risks" for a discussion of the investments generally made by Investment Funds and the principal risks that the Investment Manager believes are associated with such investments.

                                    The Investment Funds generally will not be registered as investment companies under the 1940 Act and the Fund, to the extent it is an investor in these Investment Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. See "Risk
                                    Factors: Risks of Fund of Hedge Funds
                                    Structure".

                                    Investing in the Fund will involve risks other than those associated with investments made by Investment Funds, or related to the fund of hedge funds structure. See "Risk
                                    Factors: Other Risks".

Leverage Some or all of the Investment Funds may make margin purchases of securities and, in connection with these purchases, borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage," is speculative and involves certain risks. The Investment Manager does not currently anticipate that the Fund will engage directly in transactions involving leverage to a significant extent. The Fund may, however, borrow money for cash management purposes, to fund the repurchase of Interests or for other temporary purposes. In general, the use of leverage by Investment Funds or the Fund may increase the volatility of the Investment Funds or the Fund.

                                    See "Risk Factors: Investment-Related
                                    Risks".

Management                          The Board of Managers of the Fund (the
                                    "Board") has overall responsibility for the management and supervision of the operations of the Fund. The initial Managers serving on the Board have been elected by the Organizational Member (as defined below). By signing the Fund's LLC Agreement, each Member will be deemed to have voted for the election of each of the initial Managers.
                                    Any vacancy in the position of Manager may be filled by the remaining Managers, or, if required by the 1940 Act, by a vote of a plurality of the vote at a meeting of the Members at which a quorum of Members is present in person or by proxy.

The Organizational Member           Mezzacappa Management, LLC, a limited
                                    liability company formed under the laws of the State of Delaware on November 13, 1998
                                    (the "Organizational Member") authorized the filing of the Certificate of Formation of the Fund with the office of the Secretary of State of the State of Delaware. The
                                    Organizational Member is an Affiliate (as such term is defined in the 1940 Act) of the Investment Manager.

The Investment Manager              Mezzacappa Investors, LLC, a limited
                                    liability company formed under the laws of the State of Delaware on November 13, 1998
                                    (the "Investment Manager"), is registered as an investment adviser under the Investment
                                    Advisers Act of 1940, as amended (the
                                    "Advisers Act"). As of June 30, 2003, it had assets under management in excess of $800 million.

                                    The Fund has entered into an investment
                                    management agreement (the "Investment
                                    Management Agreement") with the Investment
                                    Manager pursuant to which the Investment
                                    Manager will invest the assets of the Fund.
                                    The Investment Management Agreement is
                                    effective as of September 1, 2003 and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year if the continuance is approved by the Board or by a vote of a majority of the outstanding securities of the Fund (as defined by the 1940 Act); provided that in either event the continuance is also approved by a majority of the Fund's Managers who are not "interested persons" as defined under Section 2(a)(19) of the 1940 Act (the "Independent Managers") by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement may be terminated at any time, without the payment of any penalty, by the Fund or the Investment Manager on 60 days' written notice. See "Investment Management Agreement".

The Special Member                  Mezzacappa Investors II, LLC, a limited
                                    liability company formed under the laws of the State of Delaware on August 7, 2003 (the
                                    "Special Member") has been designated by the Investment Manager to hold a non-voting special member interest (the "Special Member
                                    Account") in the Fund for the purpose of receiving the Incentive Allocation (as defined herein). The Special Member is an Affiliate of, and has common ownership with, the Investment Manager. See "Capital
                                    Accounts and Allocations: Allocation of
                                    Gains and Losses; Incentive Allocation".

Administrator                       The Fund has retained SEI Investments
                                    Global Funds Services (in such capacity, the
                                    "Administrator") to provide certain
                                    administrative services to the Fund. Fees payable to the Administrator for these services and reimbursement for the
                                    Administrator's out-of-pocket expenses will be paid by the Fund. See "Fund Expenses" and "Administrator".

Custodian and Escrow Agent          The Fund has retained SEI Private Trust
                                    Company (the "Custodian") to provide certain custodial services to the Fund and SEI
                                    Investments Global Funds Services to serve as escrow agent (in such capacity, the "Escrow Agent") with respect to subscription monies received from prospective investors.
                                    Fees payable to the Custodian and the Escrow
                                    Agent for these services and reimbursement for the Custodian's and the Escrow Agent's out-of-pocket expenses will be paid by the Fund. See "Fund Expenses" and "Custodian and
                                    Escrow Agent".

Fund Expenses                       The Investment Manager will bear all of its
                                    own costs incurred in providing investment advisory services to the Fund, including travel and other expenses related to its selection and monitoring of Portfolio
                                    Managers. The Investment Manager may also provide, or arrange at its expense, for certain management and administrative services to be provided to the Fund.

                                    The Fund bears its own expenses, including, but not limited to: taxes; organizational, registration, offering and investment-related expenses (e.g., fees and expenses charged by the Portfolio Managers and Investment Funds, placement fees, interest on indebtedness, custodial fees, escrow agent fees, bank service fees, other expenses related to the purchase, sale or transmittal of Fund investments, fees for data and software providers, research expenses, professional fees of consultants and experts relating to investments); administrative fees and expenses; legal expenses; internal and external accounting, audit and tax preparation expenses; travel-related expenses of the Independent Managers; costs of insurance; and other expenses associated with the operation of the Fund. See "Fund Expenses".

                                    Subject to the provisions of the LLC
                                    Agreement, the Fund's organization expenses will be borne and recognized as an expense by the Fund over a 60-month period beginning on the date on or as of which a person other than the Organizational Member is admitted to the Fund as a Member (the "Initial Closing Date"). Although the amortization of the Fund's organizational expenses over this period is a divergence from generally accepted accounting principles ("GAAP"), the Board believes that doing so is more equitable than requiring the initial investors to bear all of these expenses as would otherwise be required under GAAP.

                                    Payments may be made to unrelated entities that assist in the placement of Interests. Any such payments will be borne by the Investment Manager or its affiliates. See "Subscriptions for Interests: Placement Fees".

Investment Management Fee           Pursuant to the Investment Management
                                    Agreement, in consideration of the advisory and other services provided to the Fund, the Fund will pay the Investment Manager a monthly fee of 0.0833% (1.00% on an annualized basis) of the month-end capital account balance of each Member, before giving effect to repurchases or the Incentive

                                    Allocation (as defined below), and after giving effect to other expenses (the "Investment Management Fee"). The Investment Management Fee will be an expense paid out of the Fund's assets. The Investment Management Fee will be paid monthly in arrears within 20 days after the end of each month. The Investment Manager reserves the right to rebate, out of its own resources and in its sole discretion, a portion of the Investment Management Fee with respect to certain investors. See "Fund Expenses:
                                    Investment Management Fee".

Allocation of Gains and Losses;     At the end of each Fiscal Period, any "net
Incentive Allocation                profit" or "net loss" of the Fund (as
                                    defined herein), as the case may be, will be allocated to the capital accounts of all of the Members (including the Investment
                                    Manager and the Special Member and any of their Affiliates to the extent that any of them holds an interest in the Fund) in proportion to their respective opening capital account balances for such Fiscal
                                    Period. The initial "Fiscal Period" will begin on the Initial Closing Date, with each subsequent Fiscal Period beginning immediately after the close of the preceding
                                    Fiscal Period. Each Fiscal Period generally closes on the last day of each calendar month or as otherwise provided in the LLC
                                    Agreement.

                                    At the end of each Allocation Period, a
                                    Member's return on its investment for the period will be determined and a portion of the net profits allocated to each Member's capital account during the year will be reallocated to the capital account of the Special Member in the following manner: (a) net profits up to the Preferred Return will remain allocated to such Member; and (b) thereafter, 90% of any net profits in excess of the Preferred Return will remain allocated to such Member, and the remaining 10% of such net capital appreciation will be reallocated to the Special Member. The amounts reallocated to the Special Member under (b) above will be referred to as the "Incentive Allocation". The Preferred Return for any Member for any Allocation Period will be equal to an amount determined by applying an annual percentage rate equal to 1-year Treasury constant maturity interest rate to such Member's capital account balance as of the beginning of the applicable Allocation Period for the period beginning on the first day of the Allocation Period and ending on the last day of the Allocation Period (calculated on the basis of the actual number of days elapsed during such period in a year of 360 days). The 1-year Treasury constant maturity interest rate used for this purpose will be the average (rounded to two decimal places) of the monthly average 1-year Treasury constant maturity interest rate for January, February and March of the preceding Fiscal Year as reported in Publication H.15, Selected Interest Rates, published by the Federal Reserve System. An Allocation Period commences on the date a Member is admitted to the Fund or the day following the last day of a preceding Allocation Period, and generally ends on the last day of a Fiscal Year or as otherwise provided in the LLC Agreement.

                                    There will be established in the books of the Fund for each Member a loss recovery account (the "Loss Recovery Account"), the opening balance of which shall be zero. No Incentive Allocation will be made with respect to a Member's capital account, however, until any cumulative net losses previously allocated to such Member's Loss Recovery Account have been recovered. Any balance in the Loss

                                    Recovery Account of a Member will be reduced proportionately to reflect the repurchase of any portion of that Member's Interest.

                                    For purposes of determining the Incentive
                                    Allocation with respect to a Member, the calculation of net profit or net loss, and any Loss Recovery Account, shall be calculated after deduction of such Member's share of the Investment Management Fee.

                                    The performance of each capital contribution made by a Member during an Allocation Period will be separately calculated, and the Incentive Allocation, Preferred Return and any Loss Recovery Account for such Member will be determined separately with respect to each such capital contribution as if it were a separate capital account. As a result, an Incentive Allocation may be made with respect to a Member's capital account even though such Member's aggregate return for the year is not positive or does not exceed the Preferred Return.

                                    An Allocation Period will end and an
                                    Incentive Allocation will also be determined in respect of a Member and allocated to the Special Member at the time of any repurchase of an Interest from such Member and upon liquidation of the Fund. If a portion of a Member's Interest is repurchased other than at the end of a Fiscal Year, the Incentive Allocation related to such partial Interest will be determined and allocated to the Special Member assuming such partial Interest was repurchased on a "first in - first out" basis. Any Incentive Allocation to be determined and allocated in respect of a period of less than 12 months will be pro-rated. In certain limited circumstances, the Special Member may, in its sole discretion, elect to rebate to a Member a portion of the Incentive Allocation made with respect to such Member's capital account. The Special Member may be allocated an Incentive Allocation as of March 31, 2004 for the Allocation Period ending on such date. See "Capital Accounts and Allocations:
                                    Allocation of Gains and Losses; Incentive
                                    Allocation".

Distribution Policy                 The Fund does not currently intend to make
                                    periodic distributions of its net income or gains, if any, to Members. See "Risk
                                    Factors: Other Risks".

Conflicts Of Interest               The investment activities of the Investment
                                    Manager, the Portfolio Managers and their affiliates, for their own accounts and other accounts they manage, and the management activities of affiliates of the Investment
                                    Manager, may give rise to conflicts of
                                    interest that may disadvantage the Fund. The
                                    Investment Manager provides investment
                                    management services to other funds and
                                    discretionary managed accounts that follow an investment program substantially similar to that of the Fund. See "Conflicts of Interest".

Subscription for Interests          Each Member must subscribe for a minimum
                                    initial investment in the Fund of $2,000,000 subject to the sole discretion of the Board to accept lesser amounts. Additional investments in the Fund must be made in a minimum amount of $100,000, subject to the discretion of the Board to accept lesser amounts.

                                    The Board may, in its discretion, cause the Fund to repurchase the entire Interest of a Member if the Member's capital account balance in the Fund, as a result of repurchase or transfer requests by the Member, is less than $2,000,000.

                                    The Board, on behalf of the Fund, may accept subscriptions for Interests (or subscriptions of additional capital to existing Interests) effective as of the first day of each month. References in this Private Placement Memorandum to the sale and/or purchase of an Interest or to a subscription for an Interest include the subscription of additional capital to an existing Interest. The Board, on behalf of the Fund, reserves the right to reject any subscription for an Interest and may, in its sole discretion, suspend subscriptions for Interests at any time and from time to time.

                                    Payments for subscriptions of Interests will be held in an interest-bearing account maintained by the Escrow Agent. In the event that the Board does not accept a subscription for an Interest, any payment made by the potential investor for the Interest will be returned, with interest, to such potential investor as soon as practicable following the Board's rejection of the subscription.

                                    Entities may be retained by the Fund or the Investment Manager to assist in the placement of Interests. Any fees payable to these entities ("Placement Agents") will be borne by the Investment Manager or its affiliates. See "Subscriptions for
                                    Interests: Placement Fees".

Eligibility                         Each prospective investor will be required
                                    to certify that the Interest subscribed for is being acquired directly or indirectly for the account of an "accredited investor" as defined in Regulation D under the Securities
                                    Act of 1933, as amended (the "1933 Act").
                                    Each prospective investor must also be a "qualified client" within the meaning of Rule 205-3 under the Advisers Act. Investors who meet these eligibility requirements are referred to in this Private Placement
                                    Memorandum as "Eligible Investors". Existing
                                    Members subscribing additional capital to their Interest will be required to qualify as "Eligible Investors" at the time of the additional subscription. The qualifications required to invest in the Fund will appear in a subscription agreement that must be completed by each prospective investor.

Transfer Restrictions               An Interest held by a Member may be
                                    transferred only (1) by operation of law due to the death, divorce, bankruptcy, insolvency, adjudicated incompetency or dissolution of the Member; or (2) with the written consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under limited circumstances). Any such transferee must also qualify as an Eligible
                                    Investor as defined above.

Redemptions and Repurchases of      No Member will have the right to require the
Interests by the Fund               Fund to redeem its Interest. Subject to a
                                    determination by the Board, as discussed below, the Fund may from time to time offer to repurchase Interests pursuant to written tenders by Members. These repurchases will be made at such times, in such amounts, and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Interests, the Board will consider the recommendations of the
                                    Investment Manager as to the timing of such an offer, as well as a variety of operational, business and economic factors.
                                    The Investment Manager expects that it will recommend to the Board that the Fund offer to repurchase Interests from Members of up to 25% of the Fund's assets on December
                                    31, 2004. The Investment Manager expects that after that date it typically will recommend to the Board that the Fund offer to repurchase Interests from Members of up to 25% of the Fund's net assets annually, effective as of the last day of December.
                                    Notwithstanding the foregoing, the Fund will not repurchase any Interest or portion of an Interest that has been held by the tendering
                                    Member for less than one year.

                                    The LLC Agreement provides that the Fund will be dissolved if any Member that has submitted a written request, in accordance with the terms of that Agreement, to tender its entire Interest for repurchase by the Fund has not been given the opportunity to so tender within a period of two years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period). A Member who intends to cause the Fund to be dissolved must so indicate in a separate written request submitted within the applicable two-year period. As a result, a Member may be required to bear the financial risks of an investment in the Fund for up to two years from the date that a repurchase request has been made by such Member.

                                    The Fund has the right to repurchase
                                    Interests of Members if the Investment
                                    Manager determines that the repurchase is in the best interests of the Fund or upon the occurrence of certain events specified in the LLC Agreement, including, but not limited to, attempted transfers in violation of the transfer restrictions described above. See "Redemptions, Repurchases and Transfers of Interests" and "Other Risks:
                                    Repurchase Risks".

Summary of Taxation                 The Fund intends to operate as a partnership
                                    for tax purposes and not as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes. The Fund should not be subject to U.S. federal income tax, and each Member will be required to report on its own annual tax return the Member's distributive share of the Fund's taxable income or loss. If the Fund was to be classified as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax, and any distributions of profits from the Fund would be treated as dividends. See
                                    "Tax Aspects".

ERISA Considerations                Investors that are employee benefit plans
                                    subject to the Employee Retirement Income
                                    Security Act of 1974, as amended ("ERISA"), plans described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended
                                    (the "Code"), and entities whose underlying assets include plan assets by reason of a plan's investment in the entity, may purchase Interests in the Fund. The Fund's assets will not be deemed to be "plan assets" for purposes of ERISA. Prospective investors that are Plans (as defined below) will be required to make certain representations. See "ERISA Considerations".

Reports to Members                  The Fund will furnish to Members as soon as
                                    practicable after the end of each taxable year information required by law to assist the Members in preparing their tax returns.
                                    A Portfolio Manager's delay in providing this information could delay the Fund's preparation of tax information for investors. The Fund anticipates sending
                                    Members an unaudited semi-annual and an
                                    audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. The Fund also anticipates sending Members quarterly reports regarding the Fund's operations during each quarter as well as monthly updates.

Term                                The Fund's term is perpetual unless the
                                    Fund is otherwise terminated under the terms of the LLC Agreement.

Fiscal Year; Taxable Year           For accounting purposes, the Fund's fiscal
                                    year is the 12-month period ending on March
                                    31. The first fiscal year of the Fund will commence on the Initial Closing Date and will end on March 31, 2004. For tax purposes, the Fund's taxable year will be the calendar year.

                    SUMMARY OF FEES, ALLOCATIONS AND EXPENSES

         By investing in the Fund, a Member bears a portion of the direct expenses of the Fund as well as indirect expenses and allocations of the Investment Funds and Separately Managed Accounts in which the Fund invests. Investment Funds and Separately Managed Accounts will bear various expenses in connection with their operations similar to those incurred by the Fund. Portfolio Managers and SubAdvisers are compensated or receive allocations on terms that may include fixed and/or performance-based fees or allocations.

         The following table illustrates the fees and expenses that the Fund expects to incur and that Members can expect to bear directly.

MEMBER TRANSACTION FEES
  Maximum placement fee (percentage of purchase amount)                                  0.0% (1)
  Maximum redemption fee (percentage of amount redeemed)                                 0.0% (2)

ANNUAL FUND EXPENSES AND ALLOCATIONS(as a percentage of the
    Fund's net assets)
  Investment Management Fee (to the Investment Manager)                                 1.00%
  Other Expenses                                                                       [0.16]%(4)
  Incentive Allocation (to the Special Member)                                        10% of  (3)
                                                                                  net profit
                                                                                   in excess
                                                                                  of Prefer-
                                                                                  red Return
                                                                                  ----------
Total Annual Fund Expenses (other than Incentive Allocation and interest
      expense)                                                                         [1.16]%(5)(6)

(1) In connection with initial and additional investments, any fees payable to a Placement Agent will be borne by the Investment Manager or its affiliates. See "Subscriptions for Interests: Placement Fees".

(2) No redemption fee or "repurchase" fee will be charged for repurchases of Members' Interests. See "Redemptions, Repurchases and Transfers of Interests:
Repurchases of Interests.

(3) Generally, at the end of each fiscal year 10% of the net profit, if any, allocated to each Member's capital account during the year in excess of the Preferred Return, net of such Member's pro rata share of the Investment Management Fee, will be reallocated to the capital account of the Special Member, an affiliate of the Investment Manager. The amount reallocated to the Special Member is referred to as the "Incentive Allocation". No Incentive Allocation will be made, however, with respect to a Member's capital account until any prior losses of such Member has been recovered. An Incentive Allocation will also be determined in respect of a Member and allocated to the Special Member at the time of repurchase of a Member's Interest and upon liquidation of the Fund. Any Incentive Allocation to be determined and allocated in respect of a period of less than 12 months will be pro-rated. See "Capital Accounts and Allocations: Allocation of Gains and Losses; Incentive Allocation" for a more detailed discussion of the Incentive Allocation.

(4) The Other Expenses percentage has been estimated based upon Fund assets of $[250 million].

(5) As the Fund does not anticipate issuing debt or preferred Interests, the Fund expects that any interest expense incurred will not be material.

 (6) Total Annual Fund Expenses excludes indirect investment advisory fees, performance allocations and other expenses incurred by Investment Funds and Separately Managed Accounts in which the Fund invests. Generally, such fees, if applicable, range from 1% to 2% (annualized) of the average value of the Fund's investment, and performance fees or allocations range from 20% to 25% of the capital appreciation in the Fund's investment for the year. The Investment Funds and Separately Managed Accounts are generally managed by third-party Portfolio Managers or Subadvisers not affiliated with the Investment Manager. From time to time and subject to the 1940 Act, the Investment Manager may invest in one of more Investment Funds through an intermediate entity in which other accounts or funds managed by the Investment Manager may have an interest. In such an event, such intermediate entity would not charge the Fund any fee or performance allocation.

         The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Members will bear directly. "Other Expenses", as shown above, is an estimate based on anticipated contributions to the Fund and anticipated expenses for the first year of the Fund's operations, and includes professional fees and other expenses that the Fund will bear directly, including fees and expenses paid to the Administrator and the Custodian, and amortized organization expenses. For a more complete description of the various fees and expenses of the Fund, see "Fund Expenses", "Administrator", "Custodian and Escrow Agent" and "Subscriptions for Interests".

EXAMPLE:

         You would pay the following direct fees and expenses on a $2,000,000 investment, assuming a 10% annual return to the Fund net of all expenses and allocations of Investment Funds and Separately Managed Accounts and a 5% Preferred Return: (1)

 1 YEAR                     3 YEARS
---------                  ----------
$[30,880]                  $[100,694]

         The Example is based on the fees and expenses set out above and should not be considered a representation of future expenses. In the Example, the amount of the Incentive Allocation is estimated based upon a hypothetical 10% rate of return.and 5% Preferred Return during the period (2) Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund and the Preferred Return may be greater or less than the hypothetical figures used in the Example. A greater rate of return than that used in the Example would increase certain fees and expenses paid by the Fund. A greater difference between the rate of return and the Preferred Return would also increase the Incentive Allocation. The Example does not reflect any indirect fees or allocations paid to Portfolio Managers or SubAdvisers; these

---------------------------

(1) On an investment of $1,000, the Example would be as follows:

EXAMPLE:

         You would pay the following direct fees and expenses on a $1,000 investment, assuming a 10% annual return to the Fund net of all expenses and allocations of Investment Funds and Separately Managed Accounts and a 5% Preferred Return:

1 YEAR                     3 YEARS
------                     -------
$[15]                       $[50]

(2) For examples of the calculation of the Incentive Allocation, please see Appendix A.

fees and allocations indirectly borne by the Fund have been taken into account in determining the Fund's rate of return.

                                    THE FUND

         The Fund, which is registered under the 1940 Act as a closed-end, non-diversified, management investment company, was organized as a limited liability company under the laws of Delaware on August 7, 2003 and has no operating history. The Fund's principal office is located at 630 Fifth Avenue, Suite 2600, New York, New York, 10036, and its telephone number is (212) 332-2000. Investment advisory services will be provided to the Fund by the Investment Manager, Mezzacappa Investors, LLC, a limited liability company organized under the laws of the State of Delaware, pursuant to the Investment Management Agreement. Responsibility for monitoring and overseeing the Fund's investment program and its management and operation is vested in the individuals who serve on the Board of Managers. Investors who acquire interests in the Fund ("Interests") pursuant to the private offering being made hereby become members of the Fund ("Members").

                                 USE OF PROCEEDS

         The proceeds from the sale of Interests (and any additional subscriptions of capital to existing Interests), net of the Fund's fees and expenses, will be invested by the Fund to pursue its investment program and objectives as soon as practicable, consistent with market conditions and the availability of suitable investments.

                                    STRUCTURE

         The Fund is a specialized investment vehicle that combines many of the features of an investment fund not registered under the 1940 Act, often referred to as a "private investment fund" or a "hedge fund", with those of a registered closed-end investment company. The Fund is similar to a private investment fund in that it will be actively managed and Interests will be sold in relatively large minimum denominations in private placements primarily to institutional investors. In addition, the Investment Manager will be entitled to receive, and the Portfolio Managers of the Investment Funds in which the Fund invests will typically be entitled to receive, incentive-based compensation. Unlike many private investment funds, however, the Fund, as a registered closed-end investment company, can offer Interests without limiting the number of Eligible Investors (as defined below) that can participate in its investment program. The structure of the Fund is designed to permit sophisticated investors that desire to invest in an actively managed portfolio of private investment funds to do so without making the substantial commitment of time and resources that would be required to invest directly in and monitor multiple private investment funds. The information contained herein is qualified in its entirety by reference to the Fund's limited liability company agreement (the "LLC Agreement").

                        INVESTMENT OBJECTIVE AND STRATEGY

         The Fund's investment objective is to generate capital appreciation over a several year period with lower volatility than the broad equity markets. The Fund will seek to accomplish its investment objective by allocating its assets among a diverse group of selected Investment Funds managed by Portfolio Managers that specialize primarily in long and short equity investing in publicly traded companies. The Fund may also invest pursuant to investment advisory agreements with Subadvisers managing a portion of the Fund's assets through Separately Managed Accounts. Additionally, from time to time, the Fund may use derivative instruments, such as total return swaps, to gain exposure to the return of Investment Funds or managed accounts of the Portfolio Managers.

         At present, there are a number of portfolio managers whose services are not generally available to the investing public. These managers, who generally place stringent restrictions on the number of persons whose money they will manage, employ a wide variety of investment strategies and techniques within vehicles often referred to as hedge funds. Certain hedge funds devote all or most of their investment resources to, and focus on, long and short equity investing. These funds seek to profit from the growth potential of the equity markets and/or take advantage of opportunities to engage in short sales of investments whose valuations are believed to be excessive, often based on the manager's assessment of fundamental value compared to market price. It is expected that the Portfolio Managers will employ a wide range of styles. For example, Portfolio Managers may (1) focus on companies within specific industries; (2) focus on companies within specific market capitalizations; (3) focus on companies only in certain countries or regions; or (4) opportunistically allocate capital among various styles or factors (e.g., across industry sectors or geographic regions). See "Risk
Factors: Investment-Related Risks".

         The classification of a hedge fund as a long/short equity fund is subjective and is made by the Investment Manager in its sole discretion. Such classifications are based on information provided by the Portfolio Managers to the Investment Manager and may differ from classifications made by other industry participants.

         By investing through a diverse group of hedge funds, the Investment Manager will seek to provide investors with access to the varied skills and expertise of these managers while at the same time attempting to lessen the risks and volatility associated with investing through any single manager.

         It is the responsibility of the Investment Manager to research and determine the identity of the Portfolio Managers, to satisfy itself as to the suitability of the terms and conditions of the investment funds they manage (or, when relevant, negotiate the respective investment advisory agreements), to monitor the performance of the Portfolio Managers and to allocate and reallocate the Fund's assets among Portfolio Managers subject to the policies and control of the Board. Other than for the investment of the Fund's uninvested cash, the Investment Managers will generally not directly manage any of the Fund's assets.

         The Investment Manager will select each Portfolio Manager on the basis of various criteria, including, among other things, an analysis of the Portfolio Manager's performance during various time periods and market cycles and/or the Portfolio Manager's reputation, experience, training, and investment and risk management philosophy and policies. The Investment Manager considers and weighs, among other things, whether a prospective Portfolio Manager has an identifiable track record, recognizable prospects and a substantial personal investment in the investment program. In addition, the Investment Manager will consider a Portfolio Manager's ability to provide timely and accurate reporting. The Investment Manager is not limited to selecting Portfolio Managers with past investment histories and may invest with Portfolio Managers based on an assessment of future prospects.

         Portfolio Managers are compensated or receive allocations on terms that may include fixed and/or performance-based fees or allocations by investors whose assets they manage, including the Fund. Generally, fixed fees, if applicable, range from 1% to 2% (annualized) of the average value of the Fund's investment, and performance fees or allocations range from 20% to 25% of the capital appreciation in the Fund's investment for the year. The Fund may seek rebates or reductions of a Portfolio Manager's standard fee or allocation, with such rebates or reductions being for the benefit of the Fund.

         Subject to the 1940 Act, and any interpretations of that Act, the Investment Manager may invest in one or more Investment Funds through an intermediate entity in which other accounts or funds managed by the Investment Manager may have an interest. In such an event, such intermediate entity would not charge the Fund any fee or performance allocation. Furthermore, any such intermediate entity would be exempt from registration as an investment company under the 1940 Act.

         The Investment Manager may withdraw from or invest in different Investment Funds and terminate and enter into new investment advisory agreements without prior notice to or the consent of the Members. The Investment Manager reserves the right to alter or modify some or all of the Fund's investment allocations to Portfolio Managers in light of available investment opportunities and to take advantage of changing market conditions, in cases in which the Investment Manager concludes that such alterations or modifications are consistent with the Fund's investment objective, subject to what the Investment Manager considers an acceptable level of risk.

         While the Fund's investment objective is to generate capital appreciation over a several year period, it seeks to do so while minimizing the volatility of short-term returns. As a result, an important element of the Fund's strategy will be to diversify its holdings among a number of investment strategies and Portfolio Managers. Criteria that help differentiate specific strategies that Portfolio Managers might pursue include, but are not limited to, the use of differing investment methodologies; the degree to which a manager focuses on a certain industry or sub-sector as opposed to a broader universe; varying levels of concentration among investments; varying levels of reliance on qualitative vs. quantitative research methods; the degree to which a manager focuses on smaller emerging companies as opposed to more established names; the extent of leverage employed; the extent to which a manager turns over the portfolio in reaction to broad market developments as opposed to company-specific events; the degree to which the manager uses hedging strategies to protect capital and the nature of those strategies; and the size of the Investment Fund itself.

         The Investment Manager will apply the following diversification guidelines, but may, with the approval of the Board, deviate from such guidelines from time to time as deemed appropriate under prevailing economic and market conditions to achieve the long-term investment objective:

         (1) The maximum allocation to an Investment Fund will generally be 15% of the Fund's total assets at the time of investment. When the allocation reaches 20%, it will be reduced to less than this limit as soon as practicable based on the liquidity of the Investment Fund;

         (2) The maximum allocation to Investment Funds managed by the same management company will generally be 20% of the Fund's total assets at the time of investment. When the allocation reaches 25%, it will be reduced to less than this limit as soon as practicable based on the liquidity of the Investment Funds; and

         (3) The Investment Manager expects that the identity and number of Portfolio Managers for the Fund will change over time but the Fund will invest with a minimum of 10 Portfolio Managers, although the expected number is approximately 15 to 30 Portfolio Managers.

         The Investment Manager may invest the Fund's assets in any type of instrument it deems appropriate to fulfill the investment strategy of the Fund as described in this Private Placement Memorandum, as such strategy may be modified from time to time by the Board. The Investment Manager may also invest the Fund's assets in any type of instrument at any time for the purpose of hedging currency risk when the Fund makes an investment in an Investment Fund or directly in securities denominated in a currency other than the U.S. dollar.

         Portfolio Managers are permitted to utilize certain financial instruments and specialized techniques such as forward and futures contracts, fixed income securities, options, warrants, swaps, repurchase and reverse repurchase agreements, securities that lack active public markets, derivatives, short sales and leverage in their investment programs. When Portfolio Managers determine that such an investment policy is warranted, they may invest, without limitation, in cash and cash equivalents.

         The Fund has the power to borrow and may do so when deemed appropriate by the Investment Manager, including, without limitation, to meet repurchases of Interests that would otherwise result in the premature liquidation of investments. The Fund may pledge the Fund's assets to secure such borrowing. The Investment Manager does not currently anticipate that the Fund will engage directly in transactions involving leverage to a significant extent. Generally, Portfolio Managers will be permitted to borrow. The level of permitted borrowing varies by Investment Fund or Separately Managed Account dependent upon the securities held by the fund or account.

         The Investment Manager may invest the Fund's cash balances in any instruments it deems appropriate. Any income earned from such investments is reinvested by the Fund in accordance with the Fund's investment program.

         THE FUND'S INVESTMENT PROGRAM ENTAILS A NUMBER OF RISKS. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THE FUND WILL BE ACHIEVED, AND RESULTS MAY VARY SUBSTANTIALLY OVER TIME. PORTFOLIO MANAGERS MAY CONSIDER IT APPROPRIATE, SUBJECT TO APPLICABLE REGULATIONS, TO UTILIZE CERTAIN FINANCIAL INSTRUMENTS AND SPECIALIZED TECHNIQUES SUCH AS FORWARD AND FUTURES CONTRACTS, FIXED INCOME SECURITIES, OPTIONS, WARRANTS, SWAPS, REPURCHASE AND REVERSE REPURCHASE AGREEMENTS, SECURITIES THAT LACK ACTIVE PUBLIC MARKETS, DERIVATIVES, SHORT SALES AND LEVERAGE IN THEIR INVESTMENT PROGRAMS. SUCH INVESTMENT TECHNIQUES CAN, IN CERTAIN CIRCUMSTANCES, MAXIMIZE THE POTENTIAL ADVERSE IMPACT TO WHICH THE FUND'S INVESTMENT PORTFOLIO MAY BE SUBJECT. SEE "RISK FACTORS".

                                  RISK FACTORS

General

         The value of the Fund's total net assets may be expected to fluctuate in response to fluctuations in the value of the Investment Funds in which the Fund invests. Discussed below are the investments generally made by Investment Funds and the principal risks that the Investment Manager and the Board believe are associated with those investments. These risks will, in turn, have an effect on the Fund. For purposes of this discussion, references to the activities of the Investment Funds should generally be interpreted to include the activities of a Subadviser managing a Separately Managed Account.

Investment-Related Risks

         General Economic and Market Conditions. The success of the Fund's activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of security prices and liquidity of the Fund's investments. Unexpected volatility or liquidity could impair the Fund's profitability or result in its suffering losses.

         Highly Volatile Markets. The prices of securities and commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forward, futures and other derivative contracts in which an Investment Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Intervention often is intended directly to influence prices and may, together with other factors, cause all such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. An Investment Fund also is subject to the risk of the failure of any exchanges on which its positions trade or of their clearinghouses.

         Risks of Securities Activities. All securities investing and trading activities risk the loss of capital. Although the Investment Manager will attempt to moderate these risks, no assurance can be given that the Fund's investment activities will be successful or that Members will not suffer losses. To the extent that the portfolio of an Investment Fund is concentrated in securities of a single issuer or issuers in a single industry, the risk of any investment decision made by the Portfolio Manager of such Investment Fund is increased. Following below are some of the more significant risks that the Investment Manager and the Board believe are associated with the Investment Funds' styles of investing, although it is possible that an Investment Fund will make an investment that is not described below:

         Equity Securities. Investment Funds may hold long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Investment Funds also may invest in depositary receipts or shares relating to non-U.S. securities. Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced. Investment Funds may purchase securities in all available securities trading markets and may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. See "Smaller Capitalization Issuers" and "Non-U.S. Securities".

         Bonds and Other Fixed Income Securities. Investment Funds may invest in bonds and other fixed income securities, both U.S. and non-U.S., and may take short positions in these securities. Investment Funds will invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; U.S. Government securities or debt securities issued or guaranteed by a non-U.S. government; municipal securities; and mortgage-backed and asset backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

         Investment Funds may invest in both investment grade debt securities and non-investment grade debt securities (commonly referred to as junk bonds). Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than issuers of higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

         Short Sales. An Investment Fund may attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities that its Portfolio Manager believes possess volatility characteristics similar to those being hedged. An Investment Fund may also use short sales for non-hedging purposes to pursue its investment objectives if, in the Portfolio Manager's view, the security is over-valued in relation to the issuer's prospects for earnings growth. Short selling is speculative in nature and, in certain circumstances, can substantially increase the effect of adverse price movements on an Investment Fund's portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security that can in turn result in an inability to cover the short position and a theoretically unlimited loss. There is the risk that the securities borrowed by an Investment Fund in connection with a short sale would need to be returned to the securities lender on little notice. If such request for return of securities occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur, wherein the Investment Fund might be compelled, at a disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market, possibly at prices significantly in excess of the proceeds received earlier.

         An Investment Fund may make "short sales against-the-box", in which it will sell short securities it owns or has the right to obtain without payment of additional consideration. If an Investment Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in-kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. An Investment Fund will incur transaction costs, including interest expenses, in connection with initiating, maintaining and closing short sales against-the-box.

         Mortgage-Backed Securities. Investment Funds may invest in mortgage-backed securities. The investment characteristics of mortgage-backed securities differ from traditional debt securities. Among the major difference are that interest and principal payments on mortgage-backed securities are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. The adverse effects of prepayments may indirectly affect the Fund in two ways. First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster than expected actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that the Investment Funds may have entered into for these investments, resulting in a loss to the Investment Fund. In particular, prepayments (at par) may limit the potential upside of many mortgage-backed securities to their principal or par amounts, whereas their corresponding hedges often have the potential for large losses.

         The Investment Funds may also invest in structured notes, variable rate mortgage-backed securities, including adjustable-rate mortgage securities, which are backed by mortgages with variable rates, and certain classes of collateralized mortgage obligation derivatives, the rate of interest payable under which varies with a designated rate or index. The value of these investments is closely tied to the absolute levels of such rates or indices, or the market's perception of anticipated changes in those rates or indices. This introduces additional risk factors related to the movements in specific indices or interest rates that may be difficult or impossible to hedge, and which also interact in a complex fashion with prepayment risks.

         Non-U.S. Securities. Investment Funds may invest in securities of non-U.S. issuers and in depositary receipts or shares (of both a sponsored and non-sponsored nature), such as American Depositary Receipts, American Depositary Shares, Global Depositary Receipts or Global Depositary Shares, which represent indirect interests in securities of non-U.S. issuers. Sponsored depositary receipts are typically created jointly by a foreign private issuer and a depositary. Non-sponsored depositary receipts are created without the active participation of the foreign private issuer of the deposited securities. As a result, non-sponsored depositary receipts may be viewed as riskier than depositary receipts of a sponsored nature. Non-U.S. securities in which Investment Funds may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets. Investments in non-U.S. securities are subject to risks generally viewed as not present in the United States. These risks include: varying custody, brokerage and settlement practices; difficulty in pricing of securities; less public information about issuers of non-U.S. securities; less governmental regulation and supervision over the issuance and trading of securities than in the United States; the lack of availability of financial information regarding a non-U.S. issuer or the difficulty of interpreting financial information prepared under non-U.S. accounting standards; less liquidity and more volatility in non-U.S. securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in non-U.S. countries. Moreover, governmental issuers of non-U.S. securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in non-U.S. countries typically also involves higher brokerage and custodial expenses than does investment in U.S. securities.

         Other risks of investing in non-U.S. securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other non-U.S. or U.S. laws or restrictions, or devaluations of non-U.S. currencies. A decline in the exchange rate would reduce the value of certain of an Investment Fund's non-U.S. currency denominated portfolio securities irrespective of the performance of the underlying investment. An Investment Fund may also incur costs in connection with conversion between various currencies.

         The risks associated with investing in non-U.S. securities may be greater with respect to those issued by companies located in emerging industrialized or less developed countries. Risks particularly relevant to emerging markets may include higher dependence on exports and the corresponding importance of international trade, greater risk of inflation, greater controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in and control over the economies, governmental decisions to cease support of economic reform programs or to impose centrally planned economies, and less developed corporate laws regarding fiduciary duties of officers and directors and protection of investors.

         Foreign Currency Transactions. The Investment Funds may engage in foreign currency transactions for a variety of purposes, including to "lock in" the U.S. dollar price of the security between trade and settlement date, the value of a security an Investment Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Fund already owns. The Investment Funds may also engage in foreign currency transactions for non-hedging purposes to generate returns.

         Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency transactions may involve an Investment Fund agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. An Investment Fund would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Investment Fund has contracted to receive in the exchange. A Portfolio Manager's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

         An Investment Fund may enter into forward currency exchange contracts ("forward contracts") for hedging and non-hedging purposes in pursuing its investment objective. Forward contracts are transactions involving an Investment Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by an Investment Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when an Investment Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Investment Fund to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an Investment Fund's existing holdings of non-U.S. securities. Imperfect correlation may exist, however, between an Investment Fund's non-U.S. securities holdings and the forward contracts entered into with respect to those holdings. In addition, forward contracts may be used for non-hedging purposes in seeking to meet an Investment Fund's investment objective, such as when a Portfolio Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Investment Fund's investment portfolio. Generally, Investment Funds are subject to no requirement that they hedge all or any portion of their exposure to non-U.S. currency risks, and there can be no assurance that hedging techniques will be successful if used.

         Smaller Capitalization Issuers. Investment Funds may invest in smaller capitalization companies, including micro cap companies. Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, as these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

         Distressed Securities. Certain of the companies in whose securities the Investment Funds may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies' securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. An Investment Fund's investment in any instrument is subject to no minimum credit standard and a significant portion of the obligations and stock in which an Investment Fund may invest may be less than investment grade, which may result in the Fund's experiencing greater risks than it would if investing in higher rated instruments.

         Concentration of Investments; Non-diversified Portfolios. Investment Funds may target or concentrate their investments in particular markets, sectors, or industries. Investment Funds also may be considered to be non-diversified and invest without limit in a single issuer. In some cases, Investment Funds may invest 25% or more of the value of their total assets in a single industry or group of related industries. It is possible that, at any given time, the Investment Funds in which the Fund is invested will, in the aggregate, have investments in a single industry or group of related industries constituting 25% or more of the value of their combined total assets. For this reason, the Fund is subject to greater investment risk to the extent that a significant portion of its assets may at some times be invested, indirectly through Investment Funds in which it invests, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors. Investment Funds are not generally required to provide current information regarding their investments to their investors (including the Fund). Thus, the Fund and the Investment Manager may not be able to determine at any given time whether or the extent to which Investment Funds, in the aggregate, have invested 25% or more of their combined assets in any particular industry or group of related industries.

         Non-Diversified Status. The Fund is a "non-diversified" investment company for purposes of the 1940 Act, which means that the Fund is not subject to limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer, market segment or Investment Fund. The Fund's net asset value may therefore be subject to greater volatility than that of an investment company that is subject to such a limitation on diversification. The Fund will, however, endeavor to limit investments in any single Investment Fund to 15% of the Fund's total assets (measured at the time of purchase). The Investment Manager believes that this approach will help to reduce the Fund's overall investment risk.

         Leverage. Some or all of the Investment Funds may make margin purchases of securities and, in connection with these purchases, borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage", is speculative and involves certain risks. The Investment Manager does not currently anticipate that the Fund will engage directly in transactions involving leverage to a significant extent. The Fund may, however, borrow money for cash management purposes, to fund the repurchase of Interests or for other temporary purposes. The Fund places no limitation on the use of leverage by an Investment Fund. As such, the use of leverage by Investment Funds or the Fund may increase the volatility of the Investment Funds or the Fund.

         Trading equity securities on margin involves an initial cash requirement representing at least a percentage of the underlying security's value. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions. Although leverage will increase investment return if an Investment Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease the return on an Investment Fund if the Investment Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Investment Funds. In the event that an Investment Fund's equity or debt instruments decline in value, the Investment Fund could be subject to a "margin call" or "collateral call", under which the Investment Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of an Investment Fund's assets, the Investment Fund might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Investment Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

         The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This requirement means that the value of the investment company's total indebtedness may not exceed one-third the value of its total assets (including the amounts borrowed and assets acquired with amounts borrowed). This limit does not apply to Investment Funds that are not managed by a Subadviser so that the Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds and the volatility of the value of Interests may be great.

         In seeking "leveraged" market exposure in certain investments and in attempting to increase overall returns, an Investment Fund may purchase options and other synthetic instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and may, in some cases, involve significant risks of loss.

         Repurchase and Reverse Repurchase Agreements. Repurchase and reverse repurchase agreements involve a sale or purchase of a security by an Investment Fund to or from a bank or securities dealer and the Investment Fund's simultaneous agreement to repurchase or sell the security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a repurchase or reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund. Repurchase and reverse repurchase transactions are a form of leverage that may also increase the volatility of an Investment Fund's investment portfolio.

         Purchasing Initial Public Offerings. The Investment Funds may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or near-term prospects of achieving revenues or operating income.

         Derivatives. The Fund, and some or all of the Investment Funds, may invest in, or enter into, derivatives or derivatives transactions ("derivatives"). Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives entered into by an Investment Fund or the Fund can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular derivative and the portfolio of the Investment Fund or the Fund as a whole. Derivatives permit a Portfolio Manager or the Investment Manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential effect on performance of an Investment Fund or the Fund. The Investment Manager's use of derivatives may include total return swaps, options and futures designed to replicate the performance of a particular Investment Fund or to adjust market or risk exposure.

         If an Investment Fund or the Fund invests in derivatives at inopportune times or incorrectly judges market conditions, the investments may lower the return of the Investment Fund or the Fund or result in a loss. An Investment Fund or the Fund also could experience losses if derivatives are poorly correlated with its other investments, or if the Investment Fund or the Fund is unable to liquidate the position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

         The use by Investment Funds or by the Fund of derivatives that are subject to regulation by the Commodity Futures Trading Commission ("CFTC") may cause the Fund to be deemed a "commodity pool," which could result in the Fund being required to comply with certain rules of the CFTC.

         Options and Futures. The Fund and the Investment Funds may utilize options and futures contracts and so-called "synthetic" options or other derivatives written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund or the Investment Fund's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, either the Fund or any Investment Fund may have difficulty closing out its position. Over-the-counter options also may include options on baskets of specific securities.

         The Fund and the Investment Funds may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing the investment objectives of the Fund or the Investment Funds. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

         The Fund and the Investment Funds may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Fund or the Investment Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

         Investment Funds may enter into futures contracts in U.S. markets or on exchanges located outside the United States. Non-U.S. markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Non-U.S. markets, however, may have greater risk potential than U.S. markets. For example, some non-U.S. exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits realized could be eliminated by adverse changes in the exchange rate, or the Fund or an Investment Fund could incur losses as a result of those changes. Transactions on non-U.S. exchanges may include both commodities that are traded on U.S. exchanges and those that are not. Unlike trading on U.S. commodity exchanges, trading on non-U.S. commodity exchanges is not regulated by the CFTC. Such non-U.S. commodity exchanges may offer different or diminished protections to the Investment Funds and, consequently, to the Fund.

         Engaging in transactions in futures contracts involves risk of loss to the Fund or the Investment Fund that could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund or the Investment Funds to substantial losses. Successful use of futures also is subject to the Investment Manager's or a Portfolio Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

         Positions of the SEC and its staff may require the Investment Manager or a Subadviser to segregate permissible liquid assets in connection with their options and commodities transactions in an amount generally equal to the value of the underlying option or commodity. The segregation of these assets will have the effect of limiting the Investment Manager's or the Subadviser's ability otherwise to invest those assets.

         Call and Put Options on Securities Indices. The Fund or Investment Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes in seeking to achieve the investment objectives of the Fund or the Investment Funds. A stock index fluctuates with changes in the market values of the stocks included in the index. Successful use of options on stock indices will be subject to the Investment Manager's or a Portfolio Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment, which requires different skills and techniques from those involved in predicting changes in the price of individual stocks.

         Warrants and Rights. Warrants are derivatives that permit, but do not obligate, their holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any interest in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

         Swap Agreements. The Fund or an Investment Fund may enter into equity, interest rate, index and currency rate swap agreements. These transactions will be undertaken in attempting to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fund or an Investment Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a "basket" of securities representing a particular index.

         Most swap agreements entered into by the Fund or an Investment Fund would require the calculation of the obligations of the parties to the agreements on a "net basis". Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Fund or the Investment Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's or the Investment Fund's risk of loss consists of the net amount of payments that the Fund or the Investment Fund contractually is entitled to receive.

         To achieve investment returns equivalent to those achieved by a Portfolio Manager in whose Investment Fund the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, and to receive the total return of the reference Investment Fund over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The U.S. federal income tax treatment of swap agreements and other derivatives as described above is unclear. Swap agreements and other derivatives used in this manner may be treated as a "constructive ownership of the reference property" which may result in a portion of any long-term capital gain being treated as ordinary income. See "Tax Aspects: Tax Treatment of Fund Investments".

         Lending Portfolio Securities. Investment Funds may lend their securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending

Investment Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable in respect of the loaned securities, which affords the Investment Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Subadviser may not exceed 33-1/3% of the value of the Subadviser's total assets invested by the Fund (including all assets received as collateral for the loans). In connection with any such transaction, the Investment Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. An Investment Fund might experience loss if the institution with which the Investment Fund has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

         When-Issued and Forward Commitment Securities. Investment Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by an Investment Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Investment Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If an Investment Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions, if effected by the Fund or by a Separately Managed Account, will be subject to the Fund's limitation on indebtedness unless, at the time the transaction is entered into, the Fund has established and maintains a segregated account consisting of cash, U.S. Government securities or liquid securities equal to the value of the when-issued or forward commitment securities. The risk exists that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Investment Fund on a forward basis will not honor its purchase obligation. In such cases, an Investment Fund or the Fund may incur a loss.

         Restricted and Illiquid Investments. Although the Investment Manager anticipates that each Investment Fund will invest primarily in publicly traded securities, they may invest a portion of the value of their total assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The Fund does not place any restriction on the purchase of restricted or illiquid securities by an Investment Fund.

         When registration is required to sell a security, an Investment Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Fund may be permitted to sell a security under an effective registration statement. If adverse market conditions developed during this period, an Investment Fund might obtain a less favorable price than the price that prevailed when the Investment Fund decided to sell. For Separately Managed Accounts, restricted securities for which no market exists and other illiquid investments are valued at fair value, as determined in accordance with procedures approved and periodically reviewed by the Board. Investment Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased the securities.

         The Fund's interests in Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund's ability to liquidate an interest and withdraw from an Investment Fund will likely be limited, and certain Investment Funds may impose lock-up periods, during which time no redemptions or withdrawals may be made, or assess fees for withdrawals. The liquidity of these Investment Funds' interests may adversely affect the Fund's were it to have to sell or redeem interests at an inopportune time.

         Counterparty Credit Risk. Many of the markets in which the Fund and the Investment Funds effect their transactions are "over-the-counter" or "interdealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent the Fund or an Investment Fund invests in swaps, derivatives or synthetic instruments, or other over-the-counter transactions in these markets, the Fund or Investment Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which in turn may subject the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such "counterparty risk" is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Fund and the Investment Funds to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses by the Fund.

Risks of Fund of Hedge Funds Structure

         The Investment Funds generally will not be registered as investment companies under the 1940 Act. The Fund, as an investor in these Investment Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. Although the Investment Manager will receive information from each Investment Fund regarding its investment performance and investment strategy, the Investment Manager may have little or no means of independently verifying this information. An Investment Fund may use proprietary investment strategies that are not fully disclosed to the Investment Manager and that may involve risks under some market conditions that are not anticipated by the Investment Manager. The performance of the Fund depends on the success of the Investment Manager in selecting Investment Funds for investment by the Fund and the allocation and reallocation of Fund assets among those Investment Funds. Past results of Portfolio Managers selected by the Investment Manager are not necessarily indicative of future performance. No assurance can be made that profits will be achieved or that substantial losses will not be incurred.

         For the Fund to complete its tax reporting requirements and to provide an audited annual report to Members, it must receive timely information from the Investment Funds. An Investment Fund's delay in providing this information could delay the Fund's preparation of tax information for investors, which could require Members to seek extensions of time to file their tax returns, or could delay the preparation of the Fund's annual report.

         An investor in the Fund meeting the eligibility conditions imposed by the Investment Funds could invest directly in the Investment Funds. By investing in the Investment Funds indirectly through the Fund, an investor bears a portion of the Fund's Investment Management Fee, the Incentive Allocation and other expenses of the Fund, and also indirectly bears a portion of the asset-based fees, incentive allocations and other expenses borne by the Fund as an investor in the Investment Funds.

         Each Portfolio Manager will receive any incentive-based allocations to which it is entitled irrespective of the performance of the other Portfolio Managers and the Fund generally. As a result, a Portfolio Manager with positive performance may receive compensation from the Fund, as an investor in an underlying Investment Fund, and indirectly from its Members, even if the Fund's overall returns are negative. Investment decisions of the Investment Funds are made by the Portfolio Managers independently of each other so that, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold at the same time by another Investment Fund. Transactions of this sort could result in the Fund's directly or indirectly incurring certain transaction costs without accomplishing any net investment result. Because the Fund may make additional investments in or withdrawals from Investment Funds only at certain times according to limitations set out in the governing documents of the Investment Funds, the Fund from time to time may have to invest some of its assets temporarily in money market securities, money market funds, or other similar types of investments.

         Investment Funds may permit or require that redemptions of interests be made in-kind. Upon its withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive securities that are illiquid or difficult to value. In such a case, the Investment Manager would seek to cause the Fund to dispose of these securities in a manner that is in the best interests of the Fund. The Fund may not be able to withdraw from an Investment Fund except at certain designated times, limiting the ability of the Investment Manager to withdraw assets from an Investment Fund that may have poor performance or for other reasons.

         Other risks that the Investment Manager and the Board believe are associated with the Fund's fund of hedge funds investment approach include, but are not limited, to the factors described below.

         Valuation. As the Investment Manager and the Board anticipate that market prices will not be readily available for most Investment Funds in which the Fund invests, the Fund's valuation procedures provide that the fair value of the Fund's investments in Investment funds ordinarily will be the value determined for each Investment Fund in accordance with the Investment Fund's valuation policies and provided to the Fund. Although the Investment Manager will review the valuation procedures used by the Portfolio Managers of the Investment Funds, the Investment Manager and the Board will have little or no means of independently verifying valuations provided by such Portfolio Managers. In calculating its net asset value, although the Fund will review other relevant factors, the Fund will rely significantly on values of Investment Funds that are reported by the Investment Funds themselves. The Fund does not have information about the securities in which the Investment Funds invest or their valuation. For more information on the valuation of the Fund's investments, including the valuation of its investments in Investment Funds, and related risks, see "Net Asset Valuation".

         Securities Believed to Be Undervalued or Incorrectly Valued. Securities that a Portfolio Manager believes are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame the Portfolio Manager anticipates.

         Dilution. If a Portfolio Manager limits the amount of capital that may be contributed to an Investment Fund by the Fund, additional sales of Interests of the Fund will dilute the participation of existing Members in the returns to the Fund from such Investment Fund.

         Turnover. The Fund's activities involve investment in the Investment Funds, which may invest on the basis of short-term market considerations. The turnover rate within the Investment Funds may be significant, potentially involving substantial brokerage commissions and fees. The Fund will have no control over this turnover. As a result of this turnover, it is anticipated that the Fund's income and gains, if any, will be primarily derived from ordinary income and short-term capital gains. In addition, the withdrawal of the Fund from an Investment Fund could involve expenses to the Fund under the terms of the Fund's investment.

         Inability to Invest in Investment Funds. In the event that the Fund is able to make investments in Investment Funds only at certain times, the Fund may invest any portion of its assets that is not invested in Investment Funds in money market securities or other liquid assets pending investment in Investment Funds. During this time that the Fund's assets are not invested in Investment Funds, that portion of the Fund's assets will not be used to pursue the Fund's investment objective.

         Indemnification of Investment Funds. The Portfolio Managers of the Investment Funds often have broad indemnification rights and limitations on liability. The Fund may also agree to indemnify certain of the Investment Funds and Portfolio Managers of Investment Funds from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the Interests.

         Indirect Investment in Investment Funds. Any transaction by which the Fund indirectly gains exposure to an Investment Fund by the purchase of a swap or other contract is subject to special risks. The Fund's use of such instruments can result in volatility, and each type of instrument is subject to special risks. Indirect investments will generally be subject to transaction and other fees that will reduce the value of the Fund's investment. There can be no assurance that the Fund's indirect investment in an Investment

Fund will have the same or similar results as a direct investment in the Investment Fund, and the Fund's value may decrease as a result of such indirect investment. See "Derivatives" and "Swap Agreements" above.

         Investments in Non-Voting Securities. Consistent with applicable law, Investment Funds may not disclose the contents of their portfolios. This lack of transparency may make it difficult for the Investment Manager to monitor whether holdings of the Investment Funds cause the Fund to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, the Fund may need to hold its interest in an Investment Fund in non-voting form. Additionally, for regulatory reasons, the Fund may need to limit the amount of voting securities it holds in any particular Investment Fund, and may as a result hold substantial amounts of non-voting securities in a particular Investment Fund. To the extent the Fund holds non-voting securities of an Investment Fund, it will not be able to vote on matters that require the approval of the investors in the Investment Fund. This restriction could diminish the influence of the Fund in an Investment Fund and adversely affect its investment in the Investment Fund, which could result in unpredictable and potentially adverse effects on Members.

         Managed Account Allocations. The Investment Manager may place assets with a Portfolio Manager by opening a discretionary managed account rather than investing in funds and other private investment companies. Managed accounts expose the Fund to theoretically unlimited liability, and it is possible, given the leverage at which certain of the Portfolio Managers will trade, that the Fund could lose more in a managed account directed by a particular Portfolio Manager than if the Fund had allocated its assets to such Portfolio Manager's fund or private investment company.

         Control over Portfolio Managers. The Investment Manager will invest in Investment Funds that the Investment Manager believes will generally, and in the aggregate, be managed in a manner consistent with the Fund's investment objective and strategy. The Investment Manager does not and will not control the Portfolio Managers of these Investment Funds, however, and there can be no assurances that a Portfolio Manager will manage its Investment Funds in such a manner.

Other Risks

         Investing in the Fund will involve risks other than those associated with investments made by Investment Funds including those described below.

         Performance and Incentive Arrangements. Each Portfolio Manager may receive a performance or incentive allocation generally equal to 20% to 25% of net profits of the Investment Fund that it manages. The Special Member, an Affiliate of the Investment Manager, may also receive an Incentive Allocation to the extent, in any given Allocation Period, net gains allocated to any Members' capital account exceed the Preferred Return and any Loss Recovery Account for that Member. These incentives may create an incentive for the Portfolio Managers or the Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the performance or incentive allocation. In addition, the Incentive Allocation will be calculated on a basis that includes realized and unrealized appreciation of assets, and may be greater than if it were based solely on realized gains. See "Capital Accounts and Allocations: Allocation of Gains and Losses; Incentive Allocation".

         Lack of Operating History. The Fund is a recently formed entity and has no operating history upon which investors can evaluate its performance. As discussed below, the personnel of the Investment Manager responsible for managing the Fund's investment portfolio have substantial experience in managing investments and private investment funds. See "The Investment Manager" and "Conflicts of Interest".

         Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Similarly, identification of attractive investment opportunities by Investment Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by a Portfolio Manager, an Investment Fund may not be permitted to take advantage of the opportunity to the fullest extent desired. Investment Funds sponsored, managed or advised by the Investment Manager, the Administrator and their affiliates may seek investment opportunities similar to those the Fund may be seeking, and none of these parties has an obligation to offer any opportunities it may identify to the Fund.

         Control Positions. Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adverse to the Investment Funds, the investing Investment Funds likely would suffer losses on their investments.

         Inadequate Return. No assurance can be given that the returns on the Fund's investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

         Recourse to the Fund's Assets. The Fund's assets, including any investments made by the Fund and any interest in the Investment Funds held by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund's assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability. Unless stated otherwise in the LLC Agreement, no Member is obligated personally for a liability of the Fund.

         Possible Exclusion of a Member Based on Certain Detrimental Effects. The Fund may, as determined by the Board, repurchase the Interest held by a Member or other person acquiring the Interest from or through a Member, if:

         (1) the Interest has been transferred or has vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Member;

         (2) ownership of the Interest by the Member or other person likely will cause the Fund to be in violation of, or require registration of any Interest under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

         (3) continued ownership of the Interest by the Member or other person may be harmful or injurious to the business or reputation of the Fund, the Board, the Investment Manager, the Administrator or any of their affiliates, or may subject the Fund or any Member to an undue risk of adverse tax or other fiscal or regulatory consequences;

         (4) any of the representations and warranties made by the Member or other person in connection with the acquisition of its Interest was not true when made or has ceased to be true;

         (5) the Member is subject to special regulatory or compliance requirements, such as those imposed by the Bank Holding Company Act, certain Federal Communications Commission regulations, or ERISA (collectively, "Special Laws or Regulations"), and the Board determines that the Member is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold the Interest; or

         (6) the Board determines that the repurchase of the Interest would be in the best interests of the Fund.

         The effect of these provisions may be to deprive an investor in the Fund of an opportunity for a return even though other investors in the Fund might enjoy such a return.

         Limitations on Transfer and Liquidity Risks. No Member will be permitted to transfer its Interest without the consent of the Board. The transferability of Interests will be subject to certain restrictions contained in the LLC Agreement and will be affected by restrictions imposed under applicable securities laws. No public market currently exists for the Interests, and no public market will develop unless the Fund first registers the Interests under the 1933 Act. No registration of Interests under the 1933 Act is contemplated at this time. Although the Investment Manager expects that it will recommend to the Board that the Fund offer to repurchase Interests from Members of up to 25% of the Fund's net assets on December 31, 2004, and, after that date, annually, effective as of the last day of December, no assurances can be given that the Fund will do so. In connection with any repurchase, to the extent Members tender Interests representing, in the aggregate, a percentage of Fund assets that is greater than the percentage set out in the offer, the portion of their Interest repurchased from each such Member will be pro-rated downward. Further, no portion of a Member's Interest may be repurchased prior to the day immediately preceding the one-year anniversary of a Member's purchase of its Interest. For these reasons, Interests should only be acquired by investors able to commit their funds for an indefinite period of time. See "Redemptions, Repurchases and Transfers of Interest".

         Repurchase Risks. With respect to any future repurchase offer, Members tendering Interests for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer (the "Notice Due Date"). The Notice Due Date generally will be the first calendar day of the second month prior to the month in which the date that the Interests are to be repurchased by the Fund (the "Repurchase Date") falls. Members that elect to tender Interests for repurchase will not know the price at which such Interests will be repurchased until after the election to tender has been made. It is possible that during the time period between the Notice Due Date and the Repurchase Date, general economic and market conditions, or specific events affecting one or more underlying Investment Funds, could cause a decline in the value of Interests in the Fund.

         In addition, the Board reserves the right to reduce the amount that a Member tenders for repurchase so that the required minimum balance in the Fund is maintained or to repurchase the remainder of the Member's interest in the Fund. As a result, the Member may not be able to tender for repurchase the desired portion of its Interest. See "Redemptions, Repurchases and Transfers of Interests".

         Potential Significant Effect of the Performance of a Limited Number of Investments. The Investment Manager expects that the Fund will participate in multiple investments. The Fund may, however, make investments in a limited number of Investment Funds and Investment Funds may make investments in a limited number of portfolio companies. In either instance, these limited numbers of investments may have a significant effect on the performance of the Fund.

         Tax Considerations; Distributions to Members and Payment of Tax Liability. The Fund does not intend to make periodic distributions of its net income or gains, if any, to Members. A Member will be required each year nonetheless to pay applicable U.S. federal and state income taxes on its share of the Fund's taxable income, and will have to pay applicable taxes from other sources. The amount and timing of any distributions will be determined in the sole discretion of the Board. See "Tax Aspects" for a summary of certain significant U.S. federal income and other tax consequences that are relevant to an investment in the Fund.

Limits of Risk Disclosures

         THE ABOVE DISCUSSIONS OF THE VARIOUS RISKS ASSOCIATED WITH THE FUND AND THE INTERESTS ARE NOT, AND ARE NOT INTENDED TO BE, A COMPLETE ENUMERATION OR EXPLANATION OF THE RISKS INVOLVED IN AN INVESTMENT IN THE FUND. PROSPECTIVE INVESTORS SHOULD READ THIS ENTIRE PRIVATE PLACEMENT

MEMORANDUM AND THE LLC AGREEMENT AND CONSULT WITH THEIR OWN ADVISERS BEFORE DECIDING WHETHER TO INVEST IN THE FUND. IN ADDITION, AS THE FUND'S INVESTMENT PROGRAM CHANGES OR DEVELOPS OVER TIME, AN INVESTMENT IN THE FUND MAY BE SUBJECT TO RISK FACTORS NOT DESCRIBED IN THIS PRIVATE PLACEMENT MEMORANDUM.

                      INVESTMENT POLICIES AND RESTRICTIONS

         The investment objective of the Fund is fundamental and may not be changed without the vote of a majority of the Fund's outstanding voting securities. The Fund has also adopted certain fundamental investment restrictions, which also cannot be changed without the vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at a duly called annual or a special meeting of the security holders of the investment company, of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the investment company are present or represented by proxy, or of more than 50% of the outstanding voting securities of the investment company, whichever is less. The Fund's fundamental investment restrictions are as follows:

         (1) The Fund will invest not less than 85% of the value of its assets, other than cash and U.S. Government securities, in securities of Investment Funds managed by Portfolio Managers.

         (2) The Fund will not issue senior securities representing stock, except that, to the extent permitted by the 1940 Act, (a) the Fund may borrow money from banks, brokers and other lenders, to finance portfolio transactions and engage in other transactions involving the issuance by the Fund of "senior securities" representing indebtedness, (b) the Fund may borrow money from banks for cash management purposes, other temporary purposes or in connection with repurchases of, or tenders for, Interests, and (c) the Fund may enter into derivative transactions, such as total return swaps, options and futures, in accordance with the 1940 Act and the interpretations of that Act.

         (3) The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

         (4) The Fund will not make loans of money or securities to other persons, except through purchasing fixed income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

         (5) The Fund will not purchase or sell exchange-traded commodity interests (including commodity futures and commodity option contracts) other than (a) options on securities and/or non-U.S. currency, and (b) financial futures contracts (including, without limitation, index-related futures contracts) and options thereon. The Fund also may (i) enter into over-the-counter derivative contracts (including, without limitation, options, swaps, and forward contracts), the returns from which may be based on the value of one or more private investment funds or other commodities, and (ii) invest in commodity pools and/or any other entity or account that trades in any of the foregoing instruments and/or any other form of exchange-traded or over-the-counter commodity interest.

         (6) The Fund will not purchase, hold or deal in real estate, except that it may invest in securities that are secured by real estate or that are issued by companies or Investment Funds that invest or deal in real estate.

         In applying the Fund's investment restrictions and its investment limitations under the 1940 Act and other policies described in this Private Placement Memorandum, the Fund will aggregate its investments and transactions with those of each Separately Managed Account, if any, but will not aggregate its investments and transactions with those of the underlying Investment Funds that are not Separately Managed Accounts. The majority of Investment Funds in which the Fund invests are not anticipated to be Separately Managed Accounts and, therefore, the Fund will not "look through" to the investments and transactions of such Investment Funds. In addition, if a percentage restriction or policy is met at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated in this Private Placement Memorandum, will not constitute a deviation from the restriction or policy. Investment Funds may have investment restrictions and investment limitations that are different from the Fund's restrictions and limitations set forth above.

         The Investment Manager will not cause the Fund to make loans to or receive loans from the Investment Manager or its affiliates, except to the extent permitted by the 1940 Act, an exemption from the 1940 Act, or as otherwise permitted by applicable law.

                             MANAGEMENT OF THE FUND

Board of Managers

         The Board of Managers of the Fund (the "Board ") has overall responsibility for the management and supervision of the operations of the Fund. The initial Managers serving on the Board have been elected by Mezzacappa Management, LLC (the "Organizational Member") which is affiliated with the Investment Manager. By signing the Fund's LLC Agreement, each Member will be deemed to have voted for the election of each of the initial Managers. Any vacancy in the position of Manager may be filled by the remaining Managers, or, if required by the 1940 Act, by a vote of a plurality of the vote at a meeting of the Members at which a quorum of Members is present in person or by proxy.

         Managers will not contribute to the capital of the Fund in their capacity as Managers, but may subscribe for Interests as Members, subject to the eligibility requirements described in this Private Placement Memorandum. Managers may be removed in accordance with the LLC Agreement with or without cause by a vote of the Managers or of Members holding not less than 80% of the total number of votes eligible to be cast by all Members.

         The officers of the Fund are appointed by the Board and conduct and supervise the Fund's daily business operations.

Managers and Officers

         One of the Managers of the Fund is a member of the Investment Manager. The other Managers are Independent Managers and not affiliated with the Investment Manager or its affiliates. The Managers of the Fund also may be directors and officers of other investment companies managed, advised, administered or distributed by the Investment Manager or its affiliates. A list of the Managers and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years are set out below.

                                                    Term of                                       Number of
                                                    Office(1)                                     Portfolios
                                                    and                                            in Fund
                                      Position(s)   Length of                                     Complex(2)
   Name, Address and                   Held With    Time          Principal Occupation(s)         Overseen
     Year of Birth                     the Fund      Served        During Past 5 Years            By Manager
     -------------                     --------      ------        -------------------            ----------
Independent Managers

Hans C. Mautner                        Manager      Since       Vice-Chairman, Simon Property       Three
Simon Global Limited                                August      Group, Inc. (real estate
33 St. James's Square                                2003       development)
London SW1Y 4JS
United Kingdom
YOB: 1937

Jeremy Sillem                          Manager      Since       Chairman, Bear Stearns              Three
Bear Stearns International Limited                  August      International Limited
One Canada Square                                    2003       (investment banking firm);
Canary Wharf                                                    prior thereto Co-Head, Lazard
London E14 5AD                                                  Capital Markets (investment
United Kingdom                                                  banking firm)
YOB: 1950

Interested Managers

Damon Mezzacappa(3)                    Manager and  Since       Managing Member of Mezzacappa       Three
Mezzacappa Management, LLC             President    August      Management, LLC (alternative
630 Fifth Avenue                                     2003       asset management firm); prior
Suite 2600                                                      thereto Vice Chairman, Lazard
New York, NY 10111                                              Freres & Co., LLC (investment
YOB: 1936                                                       banking firm)

Officers

Francis J. Conroy                        Vice       Since       Managing Director and Chief
Mezzacappa Management, LLC             President    August      Financial Officer of
630 Fifth Avenue                       and Chief     2003       Mezzacappa Management, LLC
Suite 2600                             Financial                (alternative asset management
New York, NY 10111                      Officer                 firm); prior thereto Director,
YOB: 1957                                                       Lazard Freres & Co., LLC
                                                                (investment banking firm)

Christopher S. Nagle                   Secretary/   Since       Senior Vice President of
Mezzacappa Management, LLC             Treasurer    August      Mezzacappa Management, LLC
630 Fifth Avenue                                     2003       (alternative asset management
Suite 2600                                                      firm); prior thereto Vice
New York, NY 10111                                              President, Salomon Smith
YOB: 1959                                                       Barney Inc. (investment
                                                                banking firm)

(1) Term of office of each Manager and Officer is indefinite.

(2) The "Fund Complex" consists of three registered investment companies advised by the Investment Manager.

(3) The Manager is an "interested person", as defined by the 1940 Act, of the Fund by virtue of his affiliation with the Investment Manager.

Compensation

         The following table shows information regarding the compensation expected to be received by the Independent Managers from the Fund and from all registered investment companies for which the Investment Manager or its affiliates serve as an investment manager or managing member for the fiscal year ending March 31, 2004. No compensation is paid by the Fund to Managers who are "interested persons" of the Fund.

            COMPENSATION TABLE FOR FISCAL YEAR ENDING MARCH 31, 2004

                                                       Pension or
                                                       Retirement
                                 Aggregate          Benefits Accrued        Estimated Annual      Total Compensation
                            Compensation From          as Part of            Benefits Upon          from Fund and
Name of Manager                 the Fund(1)          Fund Expenses(2)         Retirement(2)          Affiliates(3)
---------------                 ----------           ---------------          ------------           ------------
Hans C. Mautner                  $5,000                   None                    None                 $15,000

Jeremy Sillem                    $5,000                   None                    None                 $15,000

(1) The Fund is newly formed, and the amounts listed are estimated for the six-month period beginning October 1, 2003 and ending March 31, 2004.

(2) The Fund does not have a bonus, profit sharing or retirement plan, and Managers do not receive any pension or retirement benefits from the Fund.

(3) Each Independent Manager also serves on the Board of Managers of two newly formed registered investment companies for which the Investment Manager serves as investment manager.

         The Independent Managers are each paid an annual retainer of $10,000 plus reasonable out-of-pocket expenses by the Fund in consideration for their attendance at meetings of the Board of Managers, and any committees thereof, and other services they may provide to the Fund.

         The Fund pays no compensation to any of its officers.

         The Board has formed an Audit Committee currently composed of two Managers, each an Independent Manager, the functions of which are: (1) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Fund's service providers;
 (2) to oversee the quality and objectivity of the Fund's financial statements and the independent audit of those statements; and (3) to the extent that Managers are not members of the Audit Committee, to act as a liaison between the Fund's independent auditors and the Board.

         The Board has formed a Nominating and Compensation Committee currently composed of two Managers, each an Independent Manager, the functions of which are: (1) to select and nominate to the Board each Independent Manager and (2) recommend to the Board any appropriate changes in compensation for each Independent Manager. After the initial election of Managers, no Independent Manager will be elected by the Board unless nominated by the Nominating and Compensation Committee.

                             THE INVESTMENT MANAGER

         Mezzacappa Investors, LLC, a limited liability company formed under the laws of the State of Delaware, is the Investment Manager of the Fund. The Investment Manager is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended. With over four years experience in the development and management of alternative investment products and the evaluation and selection of alternative investment managers, the Investment Manager brings extensive expertise to the Fund.

         As of June 30, 2003, the Investment Manager had over $800 million under management primarily in a number of fund of hedge fund vehicles that are offered to high net worth individual and institutional clients. These vehicles currently employ over 50 hedge funds. The Investment Manager is responsible for all investment management decisions through the selection and monitoring of Portfolio Managers.

         The principal individuals involved in the management of the Fund's assets are:

         Damon Mezzacappa is the founder and the Managing Member of the Investment Manager. Mr. Mezzacappa is a Limited Managing Director of Lazard LLC. Prior to September 15, 1999, when he became a Limited Managing Director, he was a Vice Chairman of the firm and a member of its Management Committee and was responsible for the firm's financing and capital risk activities, including underwriting and trading. Mr. Mezzacappa was also formerly the Executive Chairman of Lazard Capital Markets, the London-based joint venture of Lazard Freres & Co. LLC in New York, Lazard Brothers & Co., Limited in London and Lazard Freres et Cie. in Paris (collectively, the "Lazard Houses"), a member of the Managing Committee of Lazard Partners, L.P., the predecessor holding company of the Lazard Houses, and a Director of Corporate Partners, L.P. Previously, Mr. Mezzacappa was a Managing Director of Morgan Stanley & Co. and a Partner and member of the executive committee of F.S. Smithers & Co. Mr. Mezzacappa received his A.B. from Harvard University and served in the U.S. Army.

         Francis J. Conroy was an initial member of the Investment Manager and became its Chief Financial Officer on July 1, 1999. Prior to that time, Mr. Conroy was a director of Lazard Freres & Co. LLC where he had been employed since 1992 as Director of Taxes. Previously, Mr. Conroy served as Director of Taxes of McKinsey & Company, Inc. and Catalyst Energy Corp and as a Senior Manager of Arthur Andersen & Co. Mr. Conroy is a Certified Public Accountant and received his M.B.A. from Harvard University and his B.S., summa cum laude, from Fordham University.

         Darcy Bradbury joined the Investment Manager on January 1, 2002. Prior to that time, she was an adviser to the Administrator. Previously, Ms. Bradbury was a Managing Director at Deutsche Bank/Bankers Trust and served as the head of strategy and new business development of its Global Institutional Services division. From 1993 to 1996, she served in the United States Department of the Treasury as Assistant Secretary for Financial Markets and as Deputy Assistant Secretary for Federal Finance. Ms. Bradbury also served as Deputy Comptroller for Finance for the City of New York and held positions with The First Boston Corporation and Kidder, Peabody & Co. Ms. Bradbury received her M.B.A., with honors, from Harvard University and her A.B., magna cum laude, from Harvard-Radcliffe Colleges.

         John D. Mills joined the Investment Manager on April 1, 2002. Prior to that time, he was a consultant to asset management firms. Previously, Mr. Mills was a Managing Director of Institutional Services for Sanford C. Bernstein & Co. where he developed Bernstein's new-issue distribution franchise and managed the marketing of its industry-leading equity research. Earlier, he was Executive Vice President for U.S. Institutional Equities for Nesbitt Burns Securities, Inc., U.S. Equity Research Director for BT Securities, a subsidiary of Bankers Trust, and spent eleven years in institutional sales at PaineWebber, Inc. Mr. Mills received his M.B.A. from Indiana University Graduate School of Business and his B.S. from Cornell University.

         Lenore A. Petteruti joined the Investment Manager on April 1, 2002. Prior to that time, Ms. Petteruti served as Portfolio Manager with ING Alternative Asset Management. Previously, she served in several hedge fund risk management positions at ING Barings, L.L.C. Earlier, Ms. Petteruti held positions at Merrill Lynch & Co., Mabon Securities, Prudential Securities, and Chemical Bank. Ms. Petteruti received her A.B. from Brown University.

                         INVESTMENT MANAGEMENT AGREEMENT

         The Fund has entered into an investment management agreement with the Investment Manager (the "Investment Management Agreement"), under which the Investment Manager will be responsible for investment decisions through the selection and monitoring of Portfolio Managers and the allocation of assets among them, subject to the policies of the Fund and the oversight of the Board. Under the Investment Management Agreement, the Fund will pay a monthly management fee to the Investment Manager. See "Fund Expenses: Investment Management Fee".

         The Investment Management Agreement, effective as of September 1, 2003, will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year if the continuance is approved by the Board or by a vote of a majority of the outstanding securities of the Fund (as defined by the 1940 Act); provided that in either event the continuance is also approved by a majority of the Fund's Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement may be terminated at any time, without the payment of any penalty, by the Board or by the vote of a majority of the outstanding voting securities of the Fund on not more than 60 days' written notice to the Investment Manager. The Investment Manager may terminate the Investment Management Agreement at any time, with out the payment of any penalty, on not more than 60 days' prior written notice to the Fund.

         Under the Investment Management Agreement, the Fund indemnifies and holds harmless the Investment Manager from and against any loss or expense suffered or sustained by it or its affiliates by reason of the fact that it is or was the Investment Manager to the Fund, including, without limitation, any judgment, settlement, reasonable attorney's fees and other costs or expenses incurred in connection with the defense of any actual or threatened action or proceeding, provided that such loss or expense does not result from the Investment Manager's gross negligence, willful misfeasance or bad faith, and in the case of criminal proceedings, the Investment Manager had no reasonable cause to believe its action was unlawful.

                                  ADMINISTRATOR

         The Fund has retained SEI Investments Global Funds Services (the "Administrator"), whose principal business address is One Freedom Valley Drive, Oaks, Pennsylvania 19456, to provide certain administrative and investor services to the Fund. Under the terms of an administration agreement entered into between the Fund and the Administrator (the "Administration Agreement"), the Administrator is responsible, directly or through its agents, for, among other things: (1) maintaining a list of Members and generally performing all actions related to the issuance, repurchase and transfer of Interests, if any;
(2) accepting payment for Interests; (3) computing and disseminating the net asset value of the Fund in accordance with the LLC Agreement; (4) preparing for review the annual financial statements of the Fund, as well as quarterly reports regarding the Fund's performance and net asset value; and (5) performing additional services, as agreed upon, necessary in connection with the administration of the Fund. The Administrator may retain third parties to perform some or all of these services.

         The Administration Agreement provides that the Administrator, subject to certain limitations, will not be liable to the Fund or to Members for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties under the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator or its agents in the performance of its duties and obligations thereunder.

                           CUSTODIAN AND ESCROW AGENT

         SEI Private Trust Company, whose principal business address is One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Custodian of the Fund's assets pursuant to a custodian services agreement with the Fund, and may maintain custody of such assets with U.S. subcustodians and foreign custody managers (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board. Under the terms of the custodian services agreement, the Custodian maintains a separate account in the name of the Fund, holds and transfers portfolio securities on account of the Fund, accepts receipts and makes disbursements of money on behalf of the Fund, collects and receives all income and other payments and distributions on account of the Fund's securities, and maintains the Fund's subscription agreements from investments made in the Investment Funds. Assets of the Fund are not held by the Investment Manager or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, subcustodian or foreign custody manager (that meets the requirements of Rule 17f-5 of the 1940 Act) in a securities depository, clearing agency or omnibus customer account.

         SEI Investments Global Funds Services serves as Escrow Agent with respect to subscription monies received from prospective investors in advance of dates when Interests may be purchased and monies may be transmitted to the Fund.

                                  FUND EXPENSES

Expenses of the Investment Manager

         The Investment Manager will bear all of its own costs incurred in providing investment advisory services to the Fund, including travel and other expenses related to the selection and monitoring of Portfolio Managers, as well as all other ordinary operating expenses. The Investment Manager may also provide, or arrange at its expense, for certain management and administrative services to be provided to the Fund and the Board. Among those services are: providing office space and other support services; maintaining and preserving certain records; preparing and filing various materials relating to the Investment Manager with state and U.S. federal regulators; and reviewing and arranging for payment of the Fund's expenses.

Expenses of the Fund

         The Fund will pay or assume all ordinary operating expenses of the Fund, other than the expenses assumed by the Investment Manager described above. Expenses to be borne by the Fund include, without limitation:

         (1) all expenses related to its investment program, including, but not limited to, fees paid and expenses reimbursed directly or indirectly to Investment Funds or Portfolio Managers (including management fees, performance or incentive fees or allocations and redemption or withdrawal fees, however titled or structured), all costs and expenses directly related to portfolio transactions and positions for the Fund's account such as direct and indirect expenses associated with the Fund's investments, including its investments in Investment Funds or Separately Managed Accounts (whether or not consummated), and enforcing the Fund's rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, third-party research expenses, professional fees (including, without limitation, the fees and expenses of consultants, and experts for advice relating to the Fund and, if applicable in the event the Fund invests through a Separately Managed Account (or in connection with its temporary or cash management investments), brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

         (2) all costs and expenses associated with the establishment of Separately Managed Accounts (whether or not consummated);

         (3)      any non-investment related interest expense;

         (4) attorneys' fees and disbursements associated with preparing and updating this Private Placement Memorandum, agreements between the Fund and its service providers, subscription documents and other Fund-related documents, and with qualifying prospective investors;

         (5) fees and disbursements of any accountants engaged by the Fund, and expenses related to the annual audit of the Fund;

         (6) the Investment Management Fee paid and out-of-pocket expenses reimbursed to the Investment Manager;

         (7) fees paid and out-of-pocket expenses reimbursed to the Administrator, the Custodian or the Escrow Agent;

         (8)      escrow and other recordkeeping fees and expenses;

         (9) the costs of errors and omissions/directors' and officers' liability insurance and a fidelity bond;

         (10) the fees of the Independent Managers and out-of-pocket expenses of all Managers in attending meetings of the Board and committees of the Board;

         (11) the costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to Members;

         (12) all expenses relating to meetings of the Members, including travel and other out-of-pocket expenses of all Managers in attending such meetings;

         (13) all costs and charges for equipment or services used in communicating information regarding the Fund's transactions among the Investment Manager and any custodian or other agent engaged by the Fund; and

         (14) any extraordinary expenses, including indemnification expenses as provided for in the LLC Agreement.

         The Investment Manager, the Administrator and the Board will be reimbursed by the Fund for any of the above expenses that they pay on behalf of the Fund, except as otherwise provided above.

         Investment Funds will bear various expenses in connection with their operations similar to those incurred by the Fund. Portfolio Managers generally will assess asset-based fees to and receive incentive-based allocations from the Investment Funds (or their investors), which effectively will reduce the investment returns of the Investment Funds. These expenses, fees and allocations will be in addition to those incurred by the Fund itself. As an investor in the Investment Funds, the Fund and its Members will bear its proportionate share of the expenses and fees of the Investment Funds and will also be subject to incentive allocations to the Portfolio Managers.

Investment Management Fee

         In consideration of the advisory and other services provided by the Investment Manager to the Fund, the Fund will pay the Investment Manager a monthly Investment Management Fee equal to 0.0833% (1.00% on an annualized basis) of the month-end capital account balance of each Member, before giving effect to repurchases or the Incentive Allocation, and after giving effect to other expenses (the "Investment Management Fee"). The Investment Management Fee will be an expense paid out of the Fund's assets. The Investment Management Fee will be paid monthly in arrears within 20 days after the end of each month. The Investment Manager reserves the right to rebate, out of its own resources and in its sole discretion, a portion of the Investment Management Fee with respect to any investor.

                        CAPITAL ACCOUNTS AND ALLOCATIONS

Capital Accounts

         The Fund will maintain a separate capital account for each Member (including the Investment Manager and any of its affiliates to the extent any of them holds an Interest). Each such capital account will have a beginning balance equal to the Member's initial contribution to the capital of the Fund and will be increased by the sum of the amount of cash and the value of any securities contributed by the Member to the capital of the Fund, plus any amounts credited to the Member's capital account as described below. The Fund will track separately each contribution to the Fund as if it were a separate capital account. Each Member's capital account will be reduced by the amount of any repurchase by the Fund of the Interest held by the Member, plus the amount of any distributions to the Member, plus any amounts debited against the Member's capital account as described below.

Allocation of Gains and Losses; Incentive Allocation

         At the end of each Fiscal Period of the Fund, any net profit or net loss of the Fund, as the case may be, is allocated to the capital accounts of all of the Members of the Fund (including the Investment Manager, the Special Member and any of their affiliates to the extent any of them holds an Interest) in accordance with their respective Investment Percentages. If a Member has made more than one capital contribution to the Fund, each such capital contribution shall be treated as a separate Capital Account for purposes of such allocation. A Fiscal Period is generally a calendar month, subject to adjustment as provided in the LLC Agreement (e.g., in the case of a capital contribution or repurchase of an Interest on a date other than the last day of a calendar month). The "Investment Percentage" for each Member is determined by dividing the balance of such Member's Capital Account as of the beginning of the Fiscal Period by the total capital of the Fund. "Net profit" refers to the increase in the value of the Fund's net assets, including unrealized gains, from the beginning of each Fiscal Period to the end of such Fiscal Period (excluding any item to be allocated among the capital accounts of the Members on a basis other than their Investment Percentage). "Net loss" refers to the decrease in the value of the Fund's net assets, including unrealized losses, from the beginning of each Fiscal Period to the end of such Fiscal Period (excluding any item to be allocated among the capital accounts of the Members on a basis other than their Investment Percentage). In determining the amount of net profit or net loss, the net assets of the Fund as of the end of the Fiscal Period shall be reduced by the Investment Management Fee applicable to such period.

         At the end of each Allocation Period of the Fund, a Member's return on its investment for the Allocation Period will be determined and 10% of any Positive Allocation Change (as defined herein) in excess of the sum of (a) the Preferred Return and (b) the Loss Recovery Account will be reallocated to the Special Member Account. The amount reallocated to the Special Member Account is referred to as the "Incentive Allocation".

         An Allocation Period generally means, with respect to each Member, the period commencing as of the date of the admission of such Member to the Fund or the day following the last day of the preceding Allocation Period, and ending at the close of business on the last day of a Fiscal Year or as otherwise provided in the LLC Agreement. As discussed below, an Allocation Period may also end on the date an Interest of a Member is repurchased or the date the Fund dissolves or terminates.

         An "Allocation Change" means the difference in the balance of a Member's Capital Account from the beginning of an Allocation Period to its end (after giving effect to all allocations to be made to such Member's Capital Account as of such date other than the Incentive Allocation) adjusted for any capital contributions or repurchases of Interests made by such Member. If the ending Capital Account balance, as adjusted, exceeds the beginning balance, the Allocation Change is referred to as a "Positive Allocation Change"; if the beginning Capital Account balance exceeds the ending balance, as adjusted, the Allocation Change is referred to as a "Negative Allocation Change".

         The Preferred Return for any Member for any Allocation Period means an amount determined by applying an annual percentage rate equal to the 1-year Treasury constant maturity interest rate to the capital account balance as of the beginning of the applicable Allocation Period for the period beginning on the first day of the Allocation Period and ending on the last day of the Allocation Period (calculated on the basis of the actual number of days elapsed during such period in a year of 360 days). The 1-year Treasury constant maturity interest rate used for this purpose will be the average (rounded to two decimal places) of the monthly average 1-year Treasury constant maturity interest rate for January, February and March of the preceding Fiscal Year as reported in Publication H.15, Selected Interest Rates, published by the Federal Reserve System.

         The Loss Recovery Account is a memorandum account recorded in the books and records of the Fund with respect to each Member. The Loss Recovery Account has an initial balance of zero and is increased by any Negative Allocation Change and decreased (but not below zero) by any Positive Allocation Change for the immediately preceding Allocation Period. A Loss Recovery Account of a Member will be reduced proportionately to reflect the repurchase of any portion of that Member's Interest.

         The performance of each capital contribution made by a Member will be separately tracked, and the Incentive Allocation, the Preferred Return and any Loss Recovery Account for a Member will be determined separately with respect to each such capital contribution as if it were a separate capital account. If a particular capital contribution relating to a Member's capital account has been in the Fund for less than a 12-month period, the Incentive Allocation will be determined by calculating the Preferred Return on a pro-rated basis to reflect the portion of the year for which such capital contribution has been in the Fund. Upon a repurchase of an Interest from a Member, an Incentive Allocation will be determined and allocated to the Special Member, and in the case of any repurchase of a partial Interest, on a "first in - first out" basis (i.e., the portion of the Interest being repurchased (and the amount with respect to which the Incentive Allocation is calculated) will be deemed to have been taken from the first capital contribution of such Member (as such contribution has been adjusted for net profit or net loss) until it is decreased to zero and from each subsequent capital contribution until such contribution (as adjusted) is decreased to zero). An Incentive Allocation will also be determined in respect of each Member and allocated to the Special Member at the time of liquidation of the Fund. Any Incentive Allocation to be determined and allocated in respect of a period of less than 12 months will be determined in the same manner as the Incentive Allocation for any capital contributions that have been in the Fund for less than a 12-month period, as described above. Because the performance of each capital contribution made by a Member will be separately tracked, an Incentive Allocation may be made with respect to a Member's capital account even though such Member's aggregate return for the relevant period is not positive or does not exceed the aggregate Preferred Return. In certain limited circumstances, the Special Member may, in its sole discretion, elect to rebate to a Member a portion of the Incentive Allocation made with respect to such Member's capital account.

         The Special Member may be allocated an Incentive Allocation as of March 31, 2004 for the period ending on such date.

         Appendix A sets out various examples that illustrate the calculation of the Incentive Allocation.

         The Board has the right to amend, without the consent of the Members, the LLC Agreement so that the Incentive Allocation provided in the Agreement conforms to any applicable requirements of the SEC and other regulatory authorities, provided that such amendment does not increase the Incentive Allocation or otherwise have an adverse economic effect on the Members (other than the Investment Manager or its affiliates).

Allocation of Special Items - Certain Withholding Taxes and Other Expenditures

         Withholding taxes or other tax obligations incurred by the Fund that are attributable to any Member will be debited against the capital account of that Member as of the close of the Allocation Period during which the Fund paid those obligations, and any amounts distributable at or after that time to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member's Interest is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess. The Fund is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member, although in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, it may, at the request and expense of the Member, assist the Member in applying for the refund.

         Any expenditures payable by the Fund, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, will generally be charged to only those Members on whose behalf the payments are made or whose circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Members as of the close of the fiscal period during which the items were paid or accrued by the Fund.

Reserves

         The Board may cause appropriate reserves to be created, accrued and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to it and accruable under accounting principles generally accepted in the United States. Reserves will be in such amounts (subject to increase or reduction) that the Board may deem necessary or appropriate. The amount of any reserves and any increase or decrease in them will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members at the time when the reserves are created, increased or decreased, except that, if the reserves, or any increase or decrease in them, is deemed by the Board, in its sole discretion, to be material, the amount of the reserves, increase, or decrease may instead be charged or credited to those investors who were Members at the time, as determined by the Board, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

         Members shall be liable for the repayment and discharge of all debts and obligations of the Fund attributable to any Fiscal Year (or relevant portion thereof) during which they are or were Members only to the extent of their respective interests in the Fund in the Fiscal Year (or relevant portion thereof) to which any such debts and obligations are attributable and shall not otherwise have any liability in respect of the debts and obligations of the Fund. Likewise, the Board will credit to any former Member the pro rata amount of reserves to which the Board believes such Member is entitled in accordance with the above paragraph.

                               NET ASSET VALUATION

         The Fund will compute its net asset value as of the last day of each month generally by the sixteenth business day of the following month. In determining its net asset value, the Fund will value its investments as of such month-end. The net asset value of the Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses. The net asset value of any Member's Interest on any date will be equal to that Member's capital account balance, after giving effect to all allocations that are made as of that date in accordance with the procedures described under "Capital Accounts and Allocations" above, and the aggregate net asset values of the Interests of all of the Members, including the Investment Manager, will equal the net asset value of the Fund. The Board has approved procedures pursuant to which the Fund will value its investments in Investment Funds at fair value. In accordance with these procedures, fair value as of each month-end ordinarily will be the value determined as of such month-end for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Fund's valuation. As a general matter, the fair value of the Fund's interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the event that an Investment Fund does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as "estimated" or "final" values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund's valuation date.

         Prior to investing in any Investment Fund, the Investment Manager will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Investment Manager reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board provide that the Investment Manager will review the valuations provided by the Portfolio Managers to the Investment Funds, neither the Investment Manager nor the Board will be able to confirm independently the accuracy of valuations provided by such Portfolio Managers (which are unaudited).

         The Fund's valuation procedures require the Investment Manager to consider all relevant information available at the time the Fund values its portfolio. The Investment Manager and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by the Portfolio Manager of an Investment Fund does not represent the fair value of the Fund's investment in the Investment Fund. Although redemptions of interests in Investment Funds are generally subject to advance notice requirements, Investment Funds typically will make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Investment Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In accordance with generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Investment Fund. In other cases, as when an Investment Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Investment Fund interests, the Fund may determine that it is appropriate to apply a discount to the net asset value of the Investment Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

         The valuations reported by the Portfolio Managers of the Investment Funds, upon which the Fund calculates its month-end net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Investment Funds are audited by those Funds' independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds of the Fund received by Members who had their Interests repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Managers or revisions to net asset value of an Investment Fund adversely affect the Fund's net asset value, the outstanding Interests will be adversely affected by prior repurchases to the benefit of Members who had their Interests repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Interests and to the detriment of Members who previously had their Interests repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Interests. New Members may be affected in a similar way.

         The procedures approved by the Board provide that, when deemed appropriate by the Investment Manager and consistent with the 1940 Act, investments in the Investment Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund's investment will be revalued in a manner that the Investment Manager, in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the valuation policies utilized by the Investment Manager are fair to the Fund and consistent with applicable regulatory guidelines.

         If Subadvisers are engaged to manage a portion of the Fund's assets, or if the Fund holds any securities other than interests in Investment Funds, the Fund will generally value the portfolio securities of any Separately Managed Accounts and the portfolio securities held by the Fund as follows:

         (1) U.S. exchange-listed and NASDAQ-traded equity securities (other than options) will be valued at their closing composite sale prices as reported on the exchange on which those securities are primarily traded. If no sales of those securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by those exchanges. Securities traded on a non-U.S. securities exchange will be valued at their closing sale prices on the exchange on which the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Listed options will be valued at their bid prices (or ask prices in the case of listed options held short) as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the

                  Board. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Investment Manager and/or the Board will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.

         (2) Debt securities (other than convertible debt securities) will be valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board will regularly monitor the methodology and procedures used in connection with valuations provided by the pricing service. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as this method of valuation is determined by the Board to represent fair value.

         (3) If, in the view of the Investment Manager, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Investment Manager may request a valuation committee, comprised among others of at least one Manager, to instead adopt procedures to be used by the Investment Manager, if so delegated by the Board and in accordance with procedures adopted by the Board, to value the security at fair value, subject to the oversight of the valuation committee.

         (4) All assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars using non-U.S. exchange rates provided by a pricing service. Trading in non-U.S. securities generally is completed, and the values of non-U.S. securities are determined, prior to the close of securities markets in the United States. Non-U.S. exchange rates are also determined prior to such close. On occasion, the values of non-U.S. securities and exchange rates may be affected by significant events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When an event materially affects the values of securities held by the Fund or its liabilities, the securities and liabilities will be valued at fair value as determined in good faith by, or under the supervision of, the Board.

         The Investment Manager or its affiliates act as investment adviser to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Investment Manager or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

         Expenses of the Fund, including the Investment Management Fee are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

         Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund's net assets if the judgments of the Board, the Investment Manager, or Portfolio Managers should prove incorrect. Also, Portfolio Managers will only provide determinations of the net asset value of Investment Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Fund more frequently.

                              CONFLICTS OF INTEREST

         The Investment Manager and its members, officers and employees, including those involved in the investment activities and business operations of the Fund, are engaged in business unrelated to the Fund.

         The Investment Manager provides investment management services to other clients, including other multi-manager funds and discretionary managed accounts that follow investment programs substantially similar to that of the Fund. As a result, when a limited investment opportunity would be appropriate for the Fund and also for one or more of its other clients, the Investment Manager will be required to choose among the Fund and such other clients in allocating such opportunity, or to allocate less of such opportunity to the Fund than the Investment Manager would ideally allocate if it did not provide investment management services to other clients. In addition, the Investment Manager may determine that an investment opportunity is appropriate for a particular client, or for itself or an affiliate, but not for the Fund. Situations may arise in which other client accounts managed by the Investment Manager or its affiliates have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The Investment Manager attempts to allocate limited investment opportunities among the Fund and its other client accounts in a manner it believes to be reasonable and equitable.

         The Investment Manager, its affiliates and their members, officers and employees, may buy and sell securities or other investments for their own accounts, including interests in Investment Funds, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by members, officers and employees and affiliates of the Investment Manager that are the same, different from or made at different times than positions taken for the Fund or an Investment Fund in which the Fund participates. To lessen the possibility that the Fund will be adversely affected by this personal trading, each of the Fund and the Investment Manager has adopted a code of ethics (collectively, the "Codes of Ethics") in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

         The Investment Manager and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, investment managers or managing members. These transactions would be effected in circumstances in which the Investment Manager determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

         Other present and future activities of the Investment Manager and its affiliates, and their principals, members, directors, officers or employees may give rise to additional conflicts of interest.

              CONFLICTS OF INTEREST RELATING TO PORTFOLIO MANAGERS

         The Investment Manager anticipates that each Portfolio Manager will consider participation by the Fund or an Investment Fund in which the Fund participates in all appropriate investment opportunities that are also under consideration for investment by the Portfolio Manager for investment funds and other accounts managed by the Portfolio Manager other than the Fund ("Portfolio Manager Accounts"), that pursue investment programs similar to that of the Fund. Circumstances may arise, however, under which a Portfolio Manager will cause its Portfolio Manager Accounts to commit a larger percentage of their assets to an investment opportunity than to which the Portfolio Manager will commit assets of the Fund or an Investment Fund. Circumstances may also arise under which a Portfolio Manager will consider participation by its Portfolio Manager Accounts in investment opportunities in which the Portfolio Manager intends not to invest on behalf of the Fund or an Investment Fund, or vice versa.

         Situations may occur when the Fund could be disadvantaged by investment activities conducted by the Portfolio Manager for the Portfolio Manager Accounts. These situations may arise as a result of, among other things: (1) legal restrictions on the combined size of positions that may be taken for the Fund, or an Investment Fund in which the Fund and/or Portfolio Manager Accounts participate (collectively, "Co-Investors" and, individually, a "Co-Investor"), limiting the size of the Fund's or an Investment Fund's position; (2) legal prohibitions on the Co-Investors' participating in the same instruments; (3) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (4) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instruments is limited.

         A Portfolio Manager may from time to time cause an Investment Fund to effect certain principal transactions in securities with one or more Portfolio Manager Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Portfolio Manager determined it was appropriate for the Investment Fund to purchase and a Portfolio Manager Account to sell, or the Investment Fund to sell and a Portfolio Manager Account to purchase, the same security or instrument on the same day.

         Each Portfolio Manager, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, including interests in Investment Funds, and may have conflicts of interest with respect to investments made on behalf of the Fund or an Investment Fund in which the Fund participates. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Portfolio Manager that are the same, different from or made at different times than positions taken for the Fund or an Investment Fund in which the Fund participates. Future investment activities of the Portfolio Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

                                    BROKERAGE

         Each Portfolio Manager is responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for any Investment Fund it manages. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

         The Investment Manager expects that each Portfolio Manager will generally select brokers and dealers to effect transactions on behalf of its Investment Fund substantially as described below, although the Investment Manager can give no assurance that a Portfolio Manager (including a Subadviser) will adhere to, and comply with, the described practices. The Investment Manager generally expects that, in selecting brokers and dealers to effect transactions on behalf of an Investment Fund, a Portfolio Manager will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm's risk in positioning a block of securities.

Subject to appropriate disclosure, however, Portfolio Managers of Investment Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Portfolio Manager rather than its Investment Fund. The Investment Manager may consider the broker selection process employed by a Portfolio Manager as a factor in determining whether to invest in its Investment Fund. The Investment Manager expects that each Portfolio Manager generally will seek reasonably competitive commission rates, but will not necessarily pay the lowest commission available on each transaction.

         Consistent with seeking best price and execution, a Portfolio Manager may place brokerage orders with brokers (including affiliates of the Portfolio Manager) that may provide the Portfolio Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of a Portfolio Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Manager or its affiliates in providing services to clients other than an Investment Fund. In addition, not all of the supplemental information is used by the Portfolio Manager in connection with an Investment Fund in which the Fund invests. Conversely, the information provided to the Portfolio Manager by brokers and dealers through which other clients of the Portfolio Manager and its affiliates effect securities transactions may be useful to the Portfolio Manager in providing services to an Investment Fund.

                           SUBSCRIPTIONS FOR INTERESTS

Subscription Terms

         After the Initial Closing Date, the Fund intends to accept subscriptions for Interests as of the first day of each month. Any amounts received in advance of a closing will be placed in an interest-bearing escrow account with the Escrow Agent prior to their investment in the Fund. All subscriptions are subject to the receipt of a properly completed subscription agreement and cleared funds in the full amount of the subscription on or prior to the applicable dates set out in the subscription agreement. Cleared funds received prior to the due date set out in the subscription agreement will earn interest until such due date, and any such interest will be allocated to the investor, added to the amount of the investor's subscription and invested in the Fund. The Board reserves the right to reject any subscription for Interests and the Board may, in its sole discretion, suspend subscriptions for Interests at any time and from time to time.

         The minimum initial investment in the Fund from each investor is $2,000,000, and the minimum additional investment in the Fund is $100,000. The minimum initial and additional investments may be reduced by the Board with respect to individual investors or classes of investors. The Board may, in its discretion, cause the Fund to repurchase the entire Interest held by a Member if the Member's capital account balance in the Fund, as a result of repurchase or transfer requests by the Member, is less than $2,000,000.

         Except as otherwise permitted by the Board, all subscriptions must be made in cash and must be transmitted by the time and in the manner that is specified in the subscription documents of the Fund. Subscriptions are payable in one installment. Although the Fund may accept contributions of securities in the sole discretion of the Board, the Fund has no intention at present of accepting contributions of securities. If the Fund chooses to accept a contribution of securities, the securities would be valued in the same manner as the Fund values its other assets.

         Each new Member must agree to be bound by all of the terms of the LLC Agreement. Each potential investor must also represent and warrant in a subscription agreement, among other things, that the investor is an "Eligible Investor" as described below and is purchasing an Interest for its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Interest.

         Payments for subscriptions of Interests will be held in an interest-bearing account maintained by the Escrow Agent. In the event that the Board does not accept a subscription for an Interest, any payment made by the potential investor for the Interest will be returned, with interest, to such potential investor as soon as practicable following the Board's rejection of the subscription.

Eligible Investors

         Each prospective investor in the Fund will be required to certify to the Fund that the Interest subscribed for is being acquired for the account of an "accredited investor" as defined in Regulation D under the 1933 Act. Each prospective investor must also be a "qualified client" within the meaning of Rule 205-3 under the Advisers Act. Investors who meet these eligibility requirements are referred to in this Private Placement Memorandum as "Eligible Investors". Existing Members who subscribe additional capital to their Interests will be required to qualify as Eligible Investors at the time of each additional subscription. Qualifications that must be met in becoming a Member are set out in the subscription agreement that must be completed by each prospective investor.

Placement Fees

         Placement Agents may be retained by the Fund or the Investment Manager to assist in the placement of Interests. Fees paid to any Placement Agent will be borne by the Investment Manager or its affiliates.

               REDEMPTIONS, REPURCHASES AND TRANSFERS OF INTERESTS

No Right of Redemption

         No Member or other person holding an Interest acquired from a Member will have the right to require the Fund to redeem the Interest. No public market for the Interests exists, and no public market will develop unless the Fund first registers the Interests under the 1933 Act. No registration of Interests under the 1933 Act is contemplated at this time. Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund, as described below.

Repurchases of Interests

         The Fund may from time to time repurchase Interests from Members in accordance with written tenders by Members at those times, in those amounts, and on terms and conditions as the Board may determine in its sole discretion. To the extent authorized by the Board, the Investment Manager expects that the Fund will offer to repurchase Interests from Members of up to 25% of the Fund's net assets annually during each year. In determining whether the Fund should offer to repurchase Interests from Members, the Board will consider the recommendation of the Investment Manager. The Investment Manager expects that it will recommend to the Board that the Fund offer to repurchase Interests from Members on December 31, 2004. The Investment Manager expects that, after that date, it typically will recommend to the Board that the Fund offer to repurchase Interests from Members annually, effective as of the last day of December. In determining whether to accept such a recommendation, the Board will consider the following factors, among others:

         (1) whether any Members have requested to tender Interests or portions thereof to the Fund;

         (2) the liquidity of the Fund's assets (including fees and costs associated with withdrawing from Investment Funds and/or disposing of assets managed by SubAdvisers);

         (3) the investment plans and working capital and reserve requirements of the Fund;

         (4) the relative economies of scale of the tenders with respect to the size of the Fund;

         (5)      the history of the Fund in repurchasing Interests;

         (6) the availability of information as to the value of the Fund's interests in Investment Funds;

         (7) the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

         (8) any anticipated tax consequences to the Fund of any proposed repurchases of Interests; and

         (9)      the recommendations of the Investment Manager.

         The LLC Agreement provides that the Fund will be dissolved if any Member that has submitted a written request, in accordance with the terms of that Agreement, to tender its entire Interest for repurchase by the Fund has not been given the opportunity to so tender within a period of two years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period). A Member who intends to cause the Fund to be dissolved must so indicate in a separate written request submitted within the applicable two-year period.

         The Fund will repurchase Interests from Members at net asset value pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all Members or persons holding Interests acquired from Members. The net asset value of a Member's Interest will be calculated in accordance with the Fund's procedures as of the Repurchase Date, after giving effect to all allocations that are made as of that date (including any Incentive Allocation to the Investment Manager in respect of the Interest (or portion of the Interest) being repurchased). As noted above, the Repurchase Date is generally expected to be December 31 of any year. When the Board determines that the Fund will repurchase Interests, notice will be provided to Members, specifying the date on which repurchase requests must be received by the Fund (the "Notice Due Date"), describing the terms of the offer, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. The Notice Due Date will be a date set by the Board occurring no sooner than 20 business days after the commencement of the repurchase offer and such date may be extended by the Board in its absolute discretion. Members deciding whether to tender their Interests during the period that a repurchase offer is open may obtain the most recently calculated net asset value of their Interests by contacting the Administrator during the period.

         Repurchases of Interests from Members by the Fund may be paid, in the discretion of the Board, in cash, or by the distribution of securities in-kind or partly in cash and partly in-kind. The Fund, however, expects not to distribute securities in-kind except in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Interests for repurchase. Any in-kind distribution of securities will be valued in accordance with the LLC Agreement and will be distributed to all tendering Members on a proportional basis.

         In light of liquidity constraints associated with the Fund's investments in Investment Funds and the requirement that the Fund may have to effect withdrawals from those Funds to pay for Interests being repurchased, the Fund expects to employ the following repurchase procedures:

         (1) A Member choosing to tender an Interest for repurchase must do so by the Notice Due Date, which generally will be the first calendar day of the third month prior to the month in which the Repurchase Date falls (or, if such date is not a business day, the preceding business day). For example, if the Repurchase Date is December 31, the Notice Due Date will be October 1 (or the preceding business day).

         (2) Promptly after the Notice Due Date, the Fund will give to each Member whose Interest has been accepted for repurchase a promissory note (the "Promissory Note") entitling the Member to be paid an amount equal to the net asset value, as of the Repurchase Date, of the repurchased Interest. The determination of the value of Interests as of the Repurchase Date is subject to adjustment based upon the results of the next annual audit of the Fund's financial statements.

         (3) The Promissory Note, which will be non-interest-bearing and non-transferable, is expected to contain terms providing for payment at two separate times as follows:

                           (a) The initial payment in respect of the Promissory Note (the "Initial Payment") will be in an amount equal to at least 95% of the net asset value of the repurchased Interest as of the Repurchase Date. The Initial Payment will be made on or before the later of (1) 30 days after the Repurchase Date, or
                                    (2) if the Fund has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Interests, ten business days after the Fund has received at least 95% of the aggregate amount withdrawn by the Fund from the Investment Funds. The Board anticipates that in no event will the Initial Payment be made more than 60 days following the Repurchase Date.

                           (b) The second and final payment in respect of the Promissory Note (the "Post-Audit Payment") is expected to be in an amount equal to the excess, if any, of (1) the net asset value of the repurchased Interest as of the Repurchase Date and based upon the results of the annual audit of the Fund's financial statements for the year in which the Repurchase Date occurs over (2) the Initial Payment. The Board anticipates that the annual audit of the Fund's financial statements will be completed within 60 days after the end of each fiscal year of the Fund and that the Post-Audit Payment will be made promptly after the completion of the audit.

         Under these procedures, Members will have to decide whether to request that the Fund repurchase their Interest without the benefit of knowing the value of their Interests on the Repurchase Date. In addition, there will be a substantial period of time between the date as of which Members must submit a request to have their Interests repurchased and the date they can expect to receive payment for their Interests from the Fund. As noted above, Members whose Interests are accepted for repurchase bear the risk that the Fund's net asset value may fluctuate significantly between the time that they submit their repurchase requests and the Repurchase Date. The Fund's schedule with respect to repurchases of Interests is based on operational considerations and various factors relating to the best interests of Members, including but not limited to, the intent that the Fund pay Members their repurchase proceeds, to the extent practicable, based on redemption proceeds received by the Fund from Investment Funds and to minimize the need for the Fund to maintain cash or borrow money to meet repurchase requests. Payments for repurchased Interests may be further delayed under circumstances where the Fund has determined to redeem its interests in Investment Funds to make such payments, but has experienced unusual delays in receiving payments from the Investment Funds.

         If modification of the Fund's repurchase procedures as described above is deemed necessary to comply with regulatory requirements, the Board will adopt revised procedures reasonably designed to provide Members substantially the same liquidity for Interests as would be available under the procedures described above.

         The Fund may suspend or postpone a repurchase offer in limited circumstances, and only by a vote of a majority of the Board, including a majority of the Independent Managers. These circumstances may include the following:

         (1) for any period during which circumstances exist as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the value of the Fund's net assets;

         (2) for any other periods that the SEC permits by order for the protection of Members; or

         (3) other unusual circumstances as the Board deems advisable to the Fund and its Members.

         Upon its acceptance of tendered Interests for repurchase, the Fund will maintain daily, as an entry on its books, a distinct account consisting of (1) cash, (2) liquid securities or (3) interests in specific Investment Funds (or any combination of them from time to time), in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory Notes issued to Members tendering Interests.

         Payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than the Investment Manager would otherwise have caused these holdings to be liquidated, potentially resulting in losses and/or the payment of redemption fees to Investment Funds, and may increase the Fund's investment-related expenses as a result of higher portfolio turnover rates. The Investment Manager intends to take measures, subject to policies as may be established by the Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Interests.

         A Member tendering for repurchase only a portion of the Member's Interest will be required to maintain a capital account balance of at least $2,000,000 after giving effect to the repurchase. If a Member tenders an amount that would cause the Member's capital account balance to fall below the required minimum, the Board reserves the right to reduce the amount to be repurchased from the Member so that the required minimum balance is maintained or to repurchase the remainder of the Member's Interest in the Fund.

         The Fund may repurchase an Interest of a Member or any person acquiring an Interest from or through a Member without consent or other action by the Member or other person if the Board in its sole discretion determines that:

         (1) the Interest has been transferred or has vested in any person other than with the consent of the Board or by operation of law as the result of the death, divorce, bankruptcy, insolvency, adjudicated incompetency or dissolution of the Member;

         (2) ownership of the Interest by a Member or other person is likely to cause the Fund to be in violation of, or require registration of any Interest under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

         (3) continued ownership of the Interest by a Member may be harmful or injurious to the business or reputation of the Fund, the Board, the Investment Manager or any of their affiliates, or may subject the Fund or any Member to an undue risk of adverse tax or other fiscal or regulatory consequences;

         (4) such Member's continued participation in the Fund may cause the Fund to be classified as a "publicly traded partnership" within the meaning of Section 7704 of the Code and the Treasury Regulations thereunder;

         (5) any of the representations and warranties made by a Member or other person in connection with the acquisition of an Interest was not true when made or has ceased to be true;

         (6) with respect to a Member subject to Special Laws or Regulations, the Member is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold an Interest; or

         (7) it would be in the best interests of the Fund for the Fund to repurchase the Interest.

         In the event that the Investment Manager or any of its respective affiliates holds an Interest in the capacity of a Member, the Interest may be tendered for repurchase in connection with any repurchase offer made by the Fund. The Special Member my tender for repurchase all or any portion of its Interest in the Special Member Account at any time.

         Except as permitted by the Board in its sole discretion, the Fund will not agree to repurchase an Interest that has held by any Member for less than one year.

         While, subject to the approval of the Board and compliance with the 1940 Act, the Fund may impose a redemption fee in connection with the repurchase of Interests, it does not currently expect to impose any charge in connection with repurchases of Interests.

Transfers of Interests

         Except as otherwise described below, no person may become a substituted Member without the written consent of the Board, which consent may be withheld for any reason in its sole discretion. An Interest held by a Member may be transferred only:

         (1) by operation of law as a result of the death, divorce, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Member; or

         (2) with the written consent of the Board, which may be withheld in its sole discretion and is expected to be granted, if at all, only under limited circumstances.

         Unless the Fund consults with counsel to the Fund and counsel confirms that the transfer will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation, the Board generally will not consent to a transfer unless the following conditions are met:

         (1) the transferring Member has been a Member for at least six months;

         (2) the proposed transfer is to be made on the effective date of an offer by the Fund to repurchase Interests; and

         (3) the transfer is (a) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member, for example, certain transfers to affiliates, gifts and contributions to family entities, (b) to members of the transferring Member's immediate family (siblings, spouse, parents or children), or (c) a distribution from a qualified retirement plan or an individual retirement account.

         Notice to the Fund of any proposed transfer of an Interest must include evidence satisfactory to the Board that the proposed transfer is exempt from registration under the 1933 Act and that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Notice of a proposed transfer of an Interest must also be accompanied by a properly completed subscription agreement in respect of the proposed transferee. The Board generally will not consent to a transfer of a portion of an Interest by a Member unless the transfer is to a single transferee and, after the transfer of such portion of the Member's Interest, the balance of the capital account of each of the transferee and transferor is not less than $2,000,000. A Member transferring an Interest and its transferee will be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer. In connection with any request to transfer an Interest, the Board may require the Member requesting the transfer to obtain, at the Member's expense, an opinion of counsel selected by the Board as to such matters as the Board may reasonably request.

         Any transferee acquiring an Interest by operation of law as the result of the death, divorce, bankruptcy, insolvency, adjudicated incompetence or dissolution of a Member or otherwise, will be entitled to the allocations and distributions allocable to the Interest so acquired, to transfer the Interest in accordance with the terms of the LLC Agreement and to tender the Interest for repurchase by the Fund, but will not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as specified in the LLC Agreement. If a Member transfers an Interest with the approval of the Board, the Fund will promptly take all necessary actions so that each transferee or successor to whom the Interest is transferred is admitted to the Fund as a Member.

         In subscribing for an Interest or becoming a substituted Member, a Member agrees to indemnify and hold harmless the Board and the Investment Manager and any of their respective employees and affiliates, the Fund, the Board, and each other Member against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that Member in violation of these provisions or any misrepresentation made by that Member or a substituted Member in connection with any such transfer.

                                     VOTING

         Each Member has the right to cast a number of votes based on the Member's Investment Percentage at a meeting of Members called by the Board, the Investment Manager or by Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of an investment company registered under the 1940 Act would be entitled to vote, including certain elections of Managers, approval of any new investment management agreement, and on certain other matters. Notwithstanding their ability to exercise their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

                                   TAX ASPECTS

         The following is a summary of certain aspects of the income taxation of the Fund and its Members that should be considered by a prospective Member. The Fund has not sought a ruling from the Internal Revenue Service (the "IRS") or any other U.S. federal, state or local agency with respect to any tax matters affecting the Fund, nor has it obtained an opinion of counsel with respect to any of those matters.

         The summary of the U.S. federal income tax treatment of the Fund set out below is based upon the Code, judicial decisions, Treasury Regulations (proposed and final) (the "Regulations") and administrative rulings in existence as of the date of this Private Placement Memorandum, all of which are subject to change, possibly with retroactive effect. The summary does not discuss the effect, if any, of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Fund. Nor does the summary discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the U.S. federal income tax laws, such as foreign persons, insurance companies, financial institutions and dealers. Each prospective Member should consult with its own tax advisor in order to fully understand the U.S. federal, state, local and non-U.S. income tax consequences of an investment in the Fund.

         Entities exempt from U.S. federal income tax should, in addition to reviewing the discussions below, focus on those sections of this Private Placement Memorandum regarding liquidity and other financial matters to determine whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Interests.

Tax Treatment of the Fund's Operations

         Classification of the Fund. The Fund intends to operate as a partnership for U.S. federal income tax purposes and not as an association or a publicly traded partnership taxable as a corporation.

         As an entity taxed as a partnership, the Fund itself is not subject to U.S. federal income tax. The Fund will file an annual partnership information return with the IRS that reports the results of its operations. Each Member will be required to take into account on the Member's income tax return the Member's distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all items of ordinary income or loss. Each Member will be taxed on the Member's distributive share of the Fund's taxable income and gain regardless of whether the Member has received or will receive a distribution from the Fund. A Member may have taxable income for a taxable year for which it has incurred an economic loss with respect to its interest in the Fund.

         Under the Code, certain "publicly traded partnerships" are generally treated as corporations for federal income tax purposes. A publicly traded partnership is any partnership the interests of which are readily tradable on a secondary market or the substantial equivalent thereof. The Board believes that the Interests will not be readily tradable on a secondary market or the substantial equivalent thereof, and, therefore, the Fund should not be treated as a publicly traded partnership.

         If the Fund were classified as a publicly traded partnership or as an association taxable as a corporation, the Fund would be subject to federal income tax on any taxable income at regular corporate tax rates, reducing the amount of cash available for distribution to the Members. In that event, the Members would not be entitled to take into account their distributive shares of the Fund's deductions in computing their taxable income, nor would they be subject to tax on the Fund's income. Distributions to a Member would be treated as dividends to the extent of the Fund's current or accumulated earnings and profits, would then be treated as a return of basis to the extent of each Member's basis in its Interest and would be treated as gain to the extent any remaining distributions exceeded the Member's basis in its Interest. Overall, treatment of the Fund as an association taxable as a corporation would substantially reduce the anticipated benefits of an investment in the Fund.

         Allocation of Gains and Losses. A partner's distributive share of partnership income, gain, loss, deduction or credit for federal income tax purposes is usually determined in accordance with the allocation provisions of a partnership agreement. However, under Section 704(b) of the

Code, an allocation will be respected only if it either has "substantial economic effect" or is in accordance with the partner's "interest in the partnership". If an allocation contained in the LLC Agreement does not meet either test, the IRS will make the allocation in accordance with its determination of the Member's interest in the Fund.

         The Regulations under Section 704(b) of the Code are extremely complex and in many respects subject to varying interpretations. The allocations contained in the LLC Agreement may not comply in all respects with the Regulations' requirements for having substantial economic effect or for being deemed to be in accordance with the Members' interests in the Fund. However, although the matter is not free from doubt, the Board believes that the allocations to the Members contained in the LLC Agreement are in accordance with the Members' interests in the Fund and will be sustained in all material respects. It should be noted, however, that there can be no assurance that the IRS will not claim that these allocations are not in accordance with the Members' interests in the Fund and, therefore, attempt to change the allocations to the Members. In such an event, some Members' distributive shares of the Fund's taxable income may increase, while others' may decrease.

         Under the LLC Agreement, the Board has the discretion to allocate specially an amount of the Fund's capital gain (including short-term capital gain) or capital loss for U.S. federal income tax purposes to a withdrawing Member to the extent that the Member's capital account exceeds his, hers or its U.S. federal income tax basis in its Interest, or such Member's U.S. federal income tax basis exceeds its capital account. No assurance can be given that, if the Board makes such a special allocation, the IRS will accept the allocation. If the allocation is successfully challenged by the IRS, the Fund's gains allocable to the remaining Members could be increased.

         Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) if a partnership election has been made under
Section 754 of the Code. Under the LLC Agreement, at the request of a Member, the Board, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the consent of the IRS. The effect of any such election may depend upon whether any Investment Fund also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement an election, the Board currently does not intend to make an election.

         The Board decides how to report the partnership items on the Fund's tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the IRS disclosing the inconsistency. In light of the uncertainty and complexity of certain applicable U.S. tax laws, the IRS may not agree with the manner in which the Fund's items have been reported. In the event the income tax returns of the Fund are audited by the IRS, the tax treatment of the Fund's income and deductions generally will be determined at the Fund level in a single proceeding rather than by individual audits of the Members. The Special Member will be the Fund's "Tax Matters Partner" and in that capacity will have the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Fund items.

Tax Consequences to a Withdrawing Member

         A Member receiving a cash liquidating distribution from the Fund, in connection with a complete or partial withdrawal from the Fund, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by the Member and the Member's adjusted tax basis in its Interest. The capital gain or loss will be short-term or long-term, depending upon the Member's holding period for its Interest. A withdrawing Member will, however, recognize ordinary income to the extent the Member's allocable share of the Fund's "unrealized receivables" exceeds the Member's basis in the unrealized receivables (as determined under the Regulations).

For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds the Member's adjusted tax basis in its Interest (except that the Member could recognize ordinary income nevertheless with respect to a reduction in its share of "unrealized receivables").

         The Board may specially allocate items of Fund capital gain (including short-term capital gain) or ordinary income to a withdrawing Member to the extent the Member's capital account would otherwise exceed the Member's adjusted tax basis in its Interest. The special allocation may result in the withdrawing Member's recognizing short-term capital gain or ordinary income instead of long-term capital gain during the tax year in which the Member receives its liquidating distribution upon withdrawal.

         Distributions of Property. A Member's receipt of a distribution of property from a partnership is generally not taxable, except that a distribution consisting of marketable securities generally is recharacterized as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" and the recipient is an "eligible partner" within the meaning of the Code. The Board expects that the Fund will qualify as an "investment partnership" at all times. If the Fund qualifies, and if a Member is an "eligible partner," which term should include a Member whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

Tax Treatment of Fund Investments

         In General. The Board expects that the Fund and the Investment Funds will act as traders or investors, and not as dealers, with respect to their respective securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts, whereas a dealer is a person who purchases securities for resale to customers rather than for investment or speculation. As noted above, unless otherwise indicated, references in the discussion to the tax consequences of the Fund's investments, activities, income, gain and loss include the direct investments, activities, income, gain and loss of the Fund, and those indirectly attributable to the Fund as a result of it being an investor in an Investment Fund.

         Gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. The Board thus expects that its gains and losses from its securities transactions and the gains and losses from the Investment Funds typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Fund or the Investment Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. Special rules, however, apply to the characterization of capital gain realized with respect to certain regulated futures contracts, non-U.S. currency forward contracts and certain options contracts that qualify as "Section 1256 Contracts," which are described below. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to certain other transactions may serve to alter the manner in which the Fund's or an Investment Fund's holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the recognition, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Fund or an Investment Fund.

         The Fund may acquire a derivative position with respect to certain Investment Funds, which may be treated as constructive ownership of such Investment Funds. A constructive ownership transaction includes holding a long position under a notional principal contract or entering into a forward or futures contract with respect to certain financial assets, or both holding a call option and granting a put option with respect to certain financial assets when the options have substantially equal strike prices and contemporaneous maturity dates. If the Fund has long-term capital gain from a "constructive ownership transaction," the amount of the gain that may be treated as long-term capital gain by the Fund is limited to the amount that the Fund would have recognized if it had been holding the financial asset directly, rather than through a constructive ownership transaction, with any gain in excess of this amount being treated as ordinary income. In addition, an interest charge is imposed with respect to any amount recharacterized as ordinary income at the rate applicable to the underpayment of tax for each year that the constructive ownership transaction was open.

         The Fund may realize ordinary income from dividends with respect to shares of stock and accruals of interest on debt obligations. The Fund or an Investment Fund may hold debt obligations with "original issue discount," in which case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of those amounts may occur in a subsequent year. The Fund or an Investment Fund may also acquire debt obligations with "market discount". Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount, or its share of such market discount in the case of an obligation held by an Investment Fund, that accrued during the period the debt obligation was held by the Fund or an Investment Fund. The Fund may realize ordinary income or loss with respect to its, or an Investment Fund's, investments in partnerships engaged in a trade or business. Income or loss from transactions involving certain derivatives, such as the periodic payments from swap transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by the Fund or an Investment Fund in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered "miscellaneous itemized deductions" which, for a noncorporate Member, may be subject to restrictions on their deductibility.

         Gain recognized by the Fund or an Investment Fund from certain "conversion transactions" will be treated as ordinary income. In such a transaction, substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. Included among conversion transactions specified in the Code and the Regulations are: (1) the holding of any property (whether or not actively traded) and entering into a contract to sell the property (or substantially identical property) at a price determined in accordance with the contract, but only if the property was acquired and the contract was entered into on a substantially contemporaneous basis, (2) certain straddles, (3) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain, or (4) any other transaction specified in Regulations.

         Currency Transactions. To the extent that its investments are made in securities denominated in a non-U.S. currency, gain or loss realized by the Fund (directly or through an Investment Fund) frequently will be affected by the fluctuation in the value of such non-U.S. currencies relative to the value of the dollar. Gains or losses with respect to the Fund's investments in common stock of non-U.S. issuers will generally be taxed as capital gains or losses at the time of the disposition of the stock, subject to certain exceptions specified in the Code. In particular, gains and losses of the Fund on the acquisition and disposition of non-U.S. currency (for example, the purchase of non-U.S. currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. In addition, gains or losses on disposition of debt securities denominated in a non-U.S. currency to the extent attributable to fluctuation in the value of the non-U.S. currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a non-U.S. currency and the time the Fund collects the receivables or pays the liabilities may be treated as ordinary income or ordinary loss.

         The Fund or an Investment Fund may enter into non-U.S. currency forward contracts, non-U.S. currency futures contracts and acquire put and call options on non-U.S. currencies. If the Fund or an Investment Fund acquires non-U.S. currency futures contracts or option contracts (not including those that are Section 1256 Contracts unless the Fund or the Investment Fund elects otherwise), or any non-U.S. currency forward contracts, however, any gain or loss realized by the Fund with respect to the instruments will be ordinary, unless (1) the contract is a capital asset in the hands of the Fund or an Investment Fund and is not a part of a straddle transaction and (2) an election is made (by the close of the day on which the transaction is entered) to treat the gain or loss attributable to the contract as capital gain or loss. If those conditions are met, gain or loss recognized on the contract will be treated as capital gain or loss; if the contract is a Section 1256 Contract, Section 1256 of the Code will govern the character of any gain or loss recognized on the contract.

         Section 1256 Contracts. The Code generally applies a "mark to market" system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts. A Section 1256 Contract includes certain regulated futures contracts, certain non-U.S. currency forward contracts, and certain non-equity options contracts. Section 1256 Contracts held by the Fund or an Investment Fund at the end of a taxable year of the Fund or an Investment Fund will be treated for U.S. federal income tax purposes as if they were sold by the Fund or an Investment Fund at their fair market value on the last business day of the taxable year. The net gain or loss, if any, resulting from these deemed sales (known as "marking to market"), together with any gain or loss resulting from any actual sales of Section 1256 Contracts (or other termination of the Fund's obligations under the Contract), must be taken into account by the Fund in computing its taxable income for the year. If a Section 1256 Contract held by the Fund or an Investment Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on the sale will be adjusted to reflect the gain or loss previously taken into account under the mark to market rules.

         Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains and losses. Gains and losses from certain non-U.S. currency transactions, however, will be treated as ordinary income and losses unless certain conditions described under "Currency Transactions", above, are met. These gains and losses will be taxed under the general rules described above. If a non-corporate taxpayer incurs a net capital loss for a year, the portion of the loss, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. A loss carried back to a year by a non-corporate taxpayer may be deducted only to the extent (1) the loss does not exceed the net gain on Section 1256 Contracts for the year and (2) the allowance of the carry-back does not increase or produce a net operating loss for the year.

         A "securities futures contract" is not treated as a Section 1256 Contract. A "securities futures contract" is any security future as defined in
Section 3(a)(55)(A) of the Securities Exchange Act of 1934, as amended, which generally provides that a securities futures contract is a contract of sale for future delivery of a single security or a narrow-based security index. The Code provides that any gain or loss from the sale or exchange of a securities futures contract (other than a "dealer securities futures contract") is considered as gain or loss from the sale or exchange of property that has the same character as the property to which the contract relates. As a result, if the underlying security would be a capital asset in the taxpayer's hands, then gain or loss on the securities futures contract would be capital gain or loss. In general, capital gain or loss from the sale or exchange of a securities futures contract to sell property (that is, the short side of such a contract) will be treated as short-term capital gain or loss.

         Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a "mixed straddle". A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Under certain Temporary Regulations, the Fund (and any Investment Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily marking to market of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for U.S. federal income tax purposes.

The application of the Temporary Regulations' mixed straddle account rules is not entirely clear, so no assurance can be given that a mixed straddle account election by the Fund or an Investment Fund will be accepted by the IRS.

         Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's or an Investment Fund's hands. Except with respect to certain situations in which the property used to close a short sale has a long-term holding period on the date on which the short sale is entered into, gains on short sales generally will be short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund or an Investment Fund for more than one year. In addition, the holding period of "substantially identical property" held by the Fund or an Investment Fund may be suspended.

         Gain or loss on a short sale will generally not be realized until the time at which the short sale is closed. If the Fund or an Investment Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that have appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, however, the Fund or an Investment Fund generally will recognize gain on the date it acquires the property as if the short sale position was closed on that date. If the Fund or an Investment Fund holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund or the Investment Fund generally will recognize gain as if the appreciated financial position was sold at its fair market value on the date the Fund or the Investment Fund enters into the short sale. The consequences with respect to any other open appreciated financial position that is subject to these constructive sale rules will be determined as if such position was acquired on the date of the constructive sale.

         Effect of Straddle Rules on Members' Securities Positions. The IRS may treat certain positions in securities held, directly or indirectly, by a Member and its indirect interest in similar securities held by the Fund or an Investment Fund as "straddles" for U.S. federal income tax purposes. The application of the "straddle" rules in such a case could affect a Member's holding period for the securities involved and may defer the recognition of losses with respect to the securities. The Fund will not generally be in a position to furnish to Members information regarding the securities positions of Investment Funds that would permit a Member to determine whether the Member's positions in securities held outside the Fund and the Member's indirect positions in securities held by Investment Funds should be treated as offsetting positions for purposes of the straddle rules.

         Limitation on Deductibility of Interest and Short Sale Expenses. The Code limits the ability of non-corporate taxpayers to deduct "investment interest," which is interest on indebtedness that is properly allocable to property held for investment (including any amount allowable as a deduction in connection with personal property used in a short sale). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses treated as interest). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such gain at ordinary income tax rates.

         It is anticipated that the Fund's income (other than certain dividend income or long-term capital gains except as described below) should be treated as investment income by a Member, and the investment interest limitation would apply to a noncorporate Member's share of the interest and short sale expenses attributable to the Fund's operation. In such case, a noncorporate Member would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. A Member that could not deduct interest or short sale expenses currently as a result of the application of the provisions described above would be entitled to carry forward such expenses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Member on money borrowed to finance its investment in the Fund. Potential investors should consult their own tax advisors with respect to the application of the investment interest limitation to their particular tax situations.

         Certain dividend income and long-term capital gain earned by the Fund which qualifies for the maximum 15% tax rate on dividends and long-term capital gain established under the Jobs and Growth Tax Relief Reconciliation Act of 2003 may not be treated as investment income and offset by investment interest expense, except to the extent that the Member elects to take the dividend income and long-term capital gain into account as "investment income." To the extent that the taxpayer makes such an election, such dividend income and long-term capital gain will not be eligible for the 15% rate.

         Deductibility of Fund Investment Expenditures by Noncorporate Members. Investment expenses including, for example, investment advisory fees of an individual, trust or estate are generally deductible only to the extent they exceed 2% of adjusted gross income. In addition, the Code restricts the ability of an individual with an adjusted gross income in excess of a specified amount (e.g., $139,500 for a married person filing a joint tax return in 2003) to deduct these investment expenses. Under the Code, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such expenses (along with certain other itemized deductions) exceed the lesser of (1) 3% of the excess of the individual's adjusted gross income over the specified amount; or (2) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, these investment expenses are miscellaneous itemized deductions that are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

         Under certain Temporary Regulations, the limitations on deductibility should not apply to a noncorporate Member's share of the trade or business expenses of the Fund. These limitations will apply, however, to a noncorporate Member's share of the investment expenses of the Company (including the Investment Management Fee, and any fee payable to a Portfolio Manager, to the extent these expenses are allocable to an Investment Fund that is not in a trade or business within the meaning of the Code or to the investment activity of the
Fund). The Fund intends to treat its expenses attributable to an Investment Fund that it determines is engaged in a trade or business within the meaning of the Code or to the trading activity of the Fund as not being subject to these limitations, although no assurance can be given that the IRS will agree with such treatment.

         To the extent that the Investment Manager makes a rebate to a Member of a portion of the Investment Management Fee, the rebate may be taxable to the Member although the deductibility of the Investment Management Fee (including the rebated portion) may be limited as described in the second preceding paragraph.

         The consequences of the Code's limitations on the deductibility of investment expenditures will vary depending upon the particular tax situation of each taxpayer. For that reason, noncorporate Members should consult their tax advisors with respect to the application of these limitations to their situation.

         Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a "passive activity" against certain income that is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Under certain Temporary Regulations, income or loss from the Fund's securities investment and trading activity generally will not constitute income or loss from a passive activity. Passive losses from other sources generally could not be deducted against a Member's share of such income and gain from the Fund. Income or loss attributable to the Fund's

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

investment in a partnership engaged in a non-securities trade or business may, however, constitute passive activity income or loss.

         Passive Foreign Investment Companies. The Fund expects to invest in Investment Funds that will be characterized as a "passive foreign investment company" ("PFIC") for U.S. federal income tax purposes. Accordingly, investors resident in the United States (other than certain tax-exempt entities, addressed below) will be subject to special tax rules. In general, these special tax rules will apply to both (a) any "excess distribution" by the PFIC (generally, the shareholder's ratable share of distributions in any year that are greater than 125% of the average annual distributions received by such shareholder in the three preceding years or its holding period, if shorter) and (b) any gain realized on the sale, redemption or other disposition of the PFIC's shares. Under this regime, any excess distribution and realized gain would be treated as ordinary income and would be subject to tax as if (a) the excess distribution or gain had been realized ratably over the shareholder's holding period, (b) the amount deemed realized had been subject to tax in each year of that holding period at the highest applicable tax rate, and (c) the interest charge generally applicable to underpayments of tax had been imposed on the taxes deemed to have been payable in these years.

         Although U.S. persons generally can avoid the adverse tax consequences described in the preceding paragraph by making an election to treat the PFIC as a "qualified electing fund" (a "QEF election"), the Fund does not expect the Investment Funds to make available the information that would be required in order to permit the making of a QEF election. As a result, the Fund does not expect U.S. resident investors, other than certain tax-exempt entities, to purchase Interests.

         "Phantom Income" from Fund Investments. Under various "anti-deferral" provisions of the Code (e.g., the "passive foreign investment company," "controlled foreign corporation" and "foreign personal holding company" provisions), investments, if any, by the Fund in certain foreign corporations may cause a Member to (1) recognize taxable income prior to the Fund's receipt of distributable proceeds, (2) pay an interest charge on a tax liability deemed as having been deferred, or (3) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as capital gain.

Non-U.S. Taxes

         Certain dividends and interest directly or indirectly received by the Fund from sources outside the U.S. may be subject to non-U.S. withholding taxes. In addition, the Fund or an Investment Fund may be subject to non-U.S. capital gains taxes to the extent they purchase and sell securities of non-U.S. issuers. Tax treaties between certain countries and the United States may reduce or eliminate such non-U.S. taxes. The Fund cannot predict in advance the rate of non-U.S. tax it will directly or indirectly pay, as the amount of the Fund's assets to be invested in various countries is not known at this time.

         The Members will be informed by the Fund as to their proportionate share of the non-U.S. taxes paid by the Fund or an Investment Fund that they will be required to include in their income. The Members generally will be entitled to claim either a credit (subject to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such non-U.S. taxes in computing their U.S. federal income taxes. A tax-exempt Member will not ordinarily benefit from such credit or deduction.

Unrelated Business Taxable Income

         Organizations that are otherwise exempt from U.S. federal income tax are nonetheless subject to taxation with respect to their "unrelated business taxable income" ("UBTI"). UBTI generally includes income or gain derived (either directly or through pass-through entities) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function.

         UBTI generally does not include passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership (such as the Fund) in which it is a partner. This type of income is exempt, subject to the discussion of "unrelated debt financed income" below, even if it is realized from securities trading activity that constitutes a trade or business.

         UBTI also includes "unrelated debt-financed income". This latter type of income generally consists of (1) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year; and (2) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is acquisition indebtedness at any time during the twelve-month period ending with the date of the disposition. Income that would otherwise be tax-exempt passive investment income may be taxable as unrelated debt-financed income.

         The Fund may incur "acquisition indebtedness" (directly or indirectly through its investment in Investment Funds) with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the IRS that indicates that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Fund will treat its short sales of securities as not involving "acquisition indebtedness" and not resulting in UBTI. Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI. To the extent the Fund recognizes income in the form of dividends and interest from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of the income that will be treated as UBTI generally will be equal to the amount of the income times a fraction, the numerator of which is the "average acquisition indebtedness" incurred with respect to the securities, and the denominator of which is the "average amount of the adjusted basis" of the securities during the taxable year.

         To the extent the Fund recognizes gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the portion of the gain that will be treated as UBTI will be equal to the amount of the gain times a fraction, the numerator of which is the highest amount of the "acquisition indebtedness" with respect to the securities, and the denominator of which is the "average amount of the adjusted basis" of the securities during the period such securities are held by the Fund during the taxable year. In determining the unrelated debt-financed income of the Fund, an allocable portion of deductions directly connected with the Fund's debt-financed property will be taken into account. In making such a determination, for instance, a portion of losses from debt-financed securities (determined in the manner described above for evaluating the portion of any gain that would be treated as UBTI) would offset gains treated as UBTI.

         The calculation of the Fund's "unrelated debt-financed income" will be complex and will depend on the amount of leverage used by the Fund from time to time; the amount of leverage used by Investment Funds; and other UBTI generated by those Investment Funds. As a result of this complexity, the Fund cannot predict the percentage of its income and gains that will be treated as UBTI for a Member that is an exempt organization. An exempt organization's share of the income or gains of the Fund that is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless the losses are treated as attributable to an unrelated trade or business (such as, for example, losses from securities for which acquisition indebtedness is incurred), among other things.

         Regulations provide that organizations exempt from U.S. federal income tax will only be subject to the PFIC provisions of the Code described above if dividends from the PFIC would otherwise be taxable - generally, in circumstances where the investment in the PFIC is debt-financed. The Fund expects to invest in Investment Funds that will be classified as PFICs for federal income tax purposes to minimize any UBTI generated.

         Prospective Tax-Exempt Shareholders are urged to consult their tax advisors regarding the U.S. tax consequences associated with an investment in an entity that leverages its investments (either directly or indirectly) and that may be characterized a PFIC for U.S. tax purposes.

         To the extent that the Fund generates UBTI, the applicable U.S. federal tax rate for an exempt Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt Member. An exempt organization may be required to support, to the satisfaction of the IRS, the method used to calculate its UBTI. The Fund will report to a Member that is an exempt organization the portion of its income and gains from the Fund for each year that will be treated as UBTI. The calculation of UBTI with respect to transactions entered into by the Fund is highly complex, and for that reason, no assurance can be given that the Fund's calculation of UBTI will be accepted by the IRS.

         In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains that is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments that are not treated as UBTI. The possibility of realizing UBTI from its investment in the Fund generally should not, as a result, affect the tax-exempt status of an exempt organization. A charitable remainder trust will not be exempt from U.S. federal income tax under the Code for any year in which it has UBTI. In view of the potential for UBTI, the Fund is not a suitable investment for a charitable remainder trust. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax advisor with respect to the tax consequences of receiving UBTI from the Fund.

Certain Matters Relating to Specific Exempt Organizations

         Private Foundations. Private foundations and their managers are subject to U.S. federal excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes". This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors that a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

         Tax-exempt organizations that are private foundations, with certain exceptions, are subject to a 2% U.S. federal excise tax on their "net investment income". The rate of the excise tax for any taxable year may be reduced to 1% if a private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax. To avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with those assets. A private foundation's investment in the Fund would most likely be classified as a nonfunctionally related asset. A determination that an Interest in the Fund is a nonfunctionally related asset could cause cash flow problems for a prospective Member that is a private foundation; as such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its

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Interest. This requirement would, however, be less burdensome to a private foundation to the extent that the value of its Interest is not significant in relation to the value of other assets it holds.

         In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. If a private foundation (either directly or together with a "disqualified person"), for example, acquires more than 20% of the capital interests or profits interests in the Fund, the private foundation may be considered to have "excess business holdings". In such a case, the foundation may be required to divest itself of its Interest in seeking to avoid the imposition of an excise tax. The excise tax will not apply, however, if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and the Regulations. The Board believes that the Fund will likely meet the 95% gross income test, although the Board can give no absolute assurance with respect to the matter.

         Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, individual retirement accounts ("IRAs") and Keogh plans should consult their counsel as to the U.S. tax implications of investing in the Fund.

Tax Shelter Disclosure Regulations

         Recently issued Regulations expand the circumstances under which certain transactions must be disclosed in a disclosure statement attached to a taxpayer's federal income tax return. A copy of the disclosure statement must also be sent to the IRS Office of Tax Shelter Analysis. There are circumstances under which such disclosure by the Fund, an Investment Fund or a Member may be required. In particular, such disclosure by the Fund, an Investment Fund or a Member could be required, generally, if the Fund, an Investment Fund or a Member
(i) incurs (or is reasonably expected to incur) in any taxable year (or a combination thereof) a loss (computed without regard to offsetting gain or other income or limitations) meeting certain monetary thresholds with respect to any "transaction" (including such losses resulting from the Fund's or an Investment Fund's investment or trading activities or from the repurchase of Shares by the
Fund), or (ii) enters into any "transaction" where the treatment for federal income tax purposes of any item in any taxable year differs (or is reasonably expected to differ) by more than a certain monetary threshold on a gross basis from the treatment of such item for book purposes. In addition, certain "material advisors" may be required to keep a list of persons participating in the "transaction" (including the Members), which list must be furnished to the IRS upon written request.

Certain State and Local Taxation Matters

         Prospective investors should consider, in addition to the U.S. federal income tax consequences described, potential state and local tax considerations in investing in the Fund.

         State and local laws often differ from U.S. federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which the Member is a resident. A partnership in which the Fund acquires an interest (e.g., an Investment Fund) may conduct business in a jurisdiction that will subject to tax a Member's share of the partnership's income from that business. A prospective Member should consult its tax advisor with respect to the availability of a credit for such tax in the jurisdiction in which the Member is a resident.

                              ERISA CONSIDERATIONS

         ERISA and Section 4975 of the Code impose certain requirements on (1) employee benefit plans (as defined in Section 3(3) of ERISA), (2) plans described in Section 4975(e)(1) of

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

the Code and (3) entities whose underlying assets include plan assets by reason of a plan's investment in the entity (collectively "Plans").

         In accordance with ERISA's general fiduciary standards, before investing in the Fund, a fiduciary of a Plan that is subject to ERISA (an "ERISA Plan") should determine whether such an investment is permitted under the governing Plan instruments and is appropriate for the Plan in view of the Plan's overall investment policy and the composition and diversification of its portfolio. Other provisions of ERISA and the Code prohibit certain transactions between an ERISA Plan or a Plan described in Section 4975(e)(1) of the Code and persons who have certain specified relationships to such Plan ("parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of the Code). Thus, a fiduciary of such a Plan considering an investment in the Fund should also consider whether such an investment would constitute or give rise to a prohibited transaction under ERISA or the Code.

         Because the Fund will register as an investment company under the 1940 Act, the assets of the Fund would not be considered to be "plan assets" of Plans investing in the Fund for purposes of ERISA's fiduciary responsibility rules or the prohibited transaction rules under ERISA and the Code. For that reason, neither the Investment Manager nor any of the Portfolio Managers (including Subadvisers) will be fiduciaries with respect to those Plans with respect to the activities of the Fund.

         The Board will require a Plan proposing to invest in the Fund to represent that: (a) it, and any fiduciaries responsible for its investments, are aware of and understand the Fund's investment objective, policies and strategies; and (b) the decision to invest Plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

         Certain prospective Plan investors may currently maintain relationships with the Investment Manager or the Portfolio Managers, or with other entities that are affiliated with the Investment Manager or the Portfolio Managers. Each of the Investment Manager, the Portfolio Managers and their affiliates may be deemed to be a party in interest or disqualified person to and/or a fiduciary of any Plan to which it provides investment management, investment advisory or other services. ERISA and the Code prohibit Plan assets to be used for the benefit of a party in interest or disqualified person and also prohibit a Plan fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which the fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. A fiduciary of a Plan investing in the Fund will be required to represent that: (a) the decision to invest in the Fund was made by it as a fiduciary that is independent of the Investment Manager, the Portfolio Managers and their affiliates; (b) it is duly authorized to make such investment decision; (c) it has not relied on any individualized advice or recommendation of the Investment Manager, a Portfolio Manager or their affiliates as a primary basis for the decision to invest in the Fund; and (d) its investment in the Fund will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code.

         Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA) are not subject to the fiduciary responsibility or prohibited transactions provisions of ERISA or the Code, but may be subject to restrictions under state or local law.

         The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained in this Private Placement Memorandum, is, of necessity, general and may be affected by future publication of U.S. Department of Labor regulations and rulings. Potential Plan investors should consult with their

                                                                              63

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legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of Interests.

               ADDITIONAL INFORMATION REGARDING THE LLC AGREEMENT

Amendment of the LLC Agreement

         The LLC Agreement may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Managers, if required by the 1940 Act) and without the approval of the Members unless the approval of Members is required by the 1940 Act. Certain amendments to the LLC Agreement involving capital accounts and allocations to those accounts may not be made without the written consent of any Member adversely affected by the amendments or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (in accordance with any procedures adopted by the Board) to tender its entire Interest for repurchase by the Fund. In addition, amendments that would modify the provisions of the LLC Agreement regarding the Incentive Allocation (to the extent such amendment would increase the Incentive Allocation or otherwise have an adverse economic effect on the Members, amendment procedures (if material) or the Fund's indemnification obligations may be made only with the unanimous consent of the Members and, to the extent required by the 1940 Act, approval of a majority of the Managers (and, if so required, a majority of the Independent Managers). The Board has the right to amend, without the consent of the Members, the LLC Agreement to clarify any ambiguity in the LLC Agreement.

Power of Attorney

         In subscribing for an Interest, an investor will appoint each of the Managers as its attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund. This power of attorney is a special power of attorney and is coupled with an interest in favor of such Manager and as such will be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power of attorney. In addition, the power of attorney will survive the transfer by a Member of its Interest, except that when the transferee of the Interest has been approved by the Board for admission to the Fund as a substitute Member, or upon the withdrawal of a Member from the Fund pursuant to a periodic tender or otherwise, the power of attorney given by the transferor will terminate (but, in the case of any transfer of a portion of an Interest, with respect to that portion of the Interest only).

                               REPORTS TO MEMBERS

         The Fund will furnish to Members as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. A Portfolio Manager's delay, however, in providing this information could delay the Fund's preparation of tax information for investors. The Fund anticipates sending Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period covered by the report, or as otherwise required by the 1940 Act. Members also will be sent quarterly reports regarding the Fund's operations during each quarter as well as monthly updates. Certain additional information regarding the Fund's operations may be available from time to time on written request.

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                        TERM, DISSOLUTION AND LIQUIDATION

         The Fund will be dissolved upon, among other things, the affirmative vote to dissolve the Fund by: (1) a majority of the Board (including a majority of the Independent Managers); and (2) Members holding at least 80% of the total number of votes eligible to be cast by all Members.

         Upon the occurrence of any event of dissolution, the Organizational Member, acting as liquidator (or if the Organizational Member is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members) is charged with winding up the affairs of the Fund and liquidating its assets. Net profit or net loss during the Fiscal Period or Periods including the period of liquidation will be allocated as described above under the caption "Capital Accounts and Allocations - Allocation of Gains and Losses; Incentive Allocation".

         Upon the liquidation of the Fund, its assets will be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund including actual or anticipated liquidation expenses, (2) to satisfy debts to Members, (3) to the Special Member to the extent of the Special Member Account, and (4) to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a proportionate basis if the Board or liquidator determines that the distribution of assets in-kind would be in the interests of the Members in facilitating an orderly liquidation.

                            FISCAL YEAR; TAXABLE YEAR

         For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31. The first fiscal year of the Fund will commence on the Initial Closing Date and will end on March 31, 2004. For tax purposes, the Fund's taxable year will be the calendar year.

                          ACCOUNTANTS AND LEGAL COUNSEL

         The Board has selected Anchin, Block & Anchin LLP ("Anchin") as the independent public accountants of the Fund. Anchin's principal business address is located at 1375 Broadway, New York, New York 10018. Tannenbaum Helpern Syracuse & Hirschtritt LLP, New York, New York, serves as legal counsel to the Fund, and as legal counsel to the Investment Manager and its affiliates with respect to the Fund. The Fund's accountants may, subject to applicable law, be replaced at any time by the majority of Board. The Fund's legal counsel may be replaced at any time in the sole discretion of the Board.

         The Independent Managers may appoint separate legal counsel from time to time with respect to certain matters as they deem necessary

                                    INQUIRIES

         Inquiries concerning the Fund and Interests (including information concerning subscription and repurchase procedures) should be directed to:

                  Francis J. Conroy
                  Mezzacappa Management, LLC
                  630 Fifth Avenue
                  Suite 2600
                  New York, New York 10111
                  Tel: (212) 332-2000
                  Fax (212) 332-3650
                  E-mail: fran.conroy@mezzfund.com

PART C - OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

         (1) Financial Statements. Not applicable

         (2) Exhibits:

                  (2)(a)(1) Certificate of Formation of Limited Liability Company - Filed herewith.

                  (2)(a)(2) Form of Agreement of Limited Liability Company - Filed herewith.

                  (2)(b) Not Applicable.

                  (2)(c) Not Applicable.

                  (2)(d) See Item 24(2)(a)(2).

                  (2)(e) Not Applicable.

                  (2)(f) Not Applicable.

                  (2)(g) Investment Management Agreement - Filed herewith.

                  (2)(h) Not Applicable.

                  (2)(i) Not Applicable.

                  (2)(j) Custodian Services Agreement - Filed herewith.

                  (2)(k)(1) Administration Agreement - Filed herewith.

                  (2)(k)(2) Escrow Agreement - Filed herewith.

                  (2)(l) Not Applicable.

                  (2)(m) Not Applicable.

                  (2)(n) Not Applicable.

                  (2)(o) Not Applicable.

                  (2)(p) Not Applicable.

                  (2)(q) Not Applicable.

                  (2)(r)(1) Code of Ethics of the Fund and Investment Manager - Filed herewith.

                  (2)(r)(2) Code of Ethics of the Administrator.*

                  * To be filed by subsequent amendment.

ITEM 25.  MARKETING ARRANGEMENTS

         Not Applicable.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         All figures are estimates:

Blue Sky Fees and Expenses (including fees of counsel)       $[_____]
Accounting fees and expenses                                 $[_____]
Legal fees and expenses                                      $[_____]
Printing and engraving                                       $[_____]
Offering Expenses                                            $[_____]
Miscellaneous                                                $[_____]
Total                                                        $[_____]

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

         After completion of the private offering of Interests, Registrant expects that no person will be directly or indirectly under common control with Registrant, except that the Registrant may be deemed to be controlled by Mezzacappa Investors, LLC, the investment manager to the Registrant (the "Investment Manager"). The Investment Manager was formed under the laws of the State of Delaware on November 30, 1998. Additional information regarding the Investment Manager is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-60683).

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

         Title of Class:  Limited Liability Company Interests

         Number of Record Holders: Registrant anticipates that as the result of the private offering of Interests there will be more than 100 record holders of such Interests.

ITEM 29. INDEMNIFICATION

         Reference is made to Section 3.7 of Registrant's Limited Liability Company Agreement (the "LLC Agreement") filed as Exhibit 2(a)(2) to this Registration Statement. Registrant hereby undertakes that it will apply the indemnification provisions of the LLC Agreement in a manner consistent with Investment Company Act Release No. 11330 (Sept. 4, 1980) issued by the Securities and Exchange Commission, so long as the interpretation of Sections 17(h) and 17(i) of the 1940 Act contained in that release remains in effect.

         Registrant, in conjunction with the Investment Manager and Registrant's Board of Managers, may maintain insurance on behalf of any person who is or was an Independent Manager, officer, employee, or agent of Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. In no event, however, will Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which Registrant itself is not permitted to indemnify.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

         A description of any other business, profession, vocation, or employment of a substantial nature in which the Investment Manager, and each managing director, executive officer or partner of the Investment Manager, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out in Registrant's Private Placement Memorandum in the section entitled "The Investment Manager".

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

         The Administrator maintains the required books and records of Registrant at 630 Fifth Avenue, Suite 2600, New York, New York 10111.

ITEM 32. MANAGEMENT SERVICES

         Not Applicable.

ITEM 33. UNDERTAKINGS

         Not Applicable.

FORM N-2

MEZZACAPPA LONG/SHORT FUND, LLC

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned duly authorized person, in New York, New York, on the 18th day of November, 2003

Mezzacappa Management, LLC, Organizational Member

By:    /s/ Francis J. Conroy
       ---------------------------
Name:  Francis J. Conroy
Title: Member

          APPENDIX A - EXAMPLES OF THE INCENTIVE ALLOCATION CALCULATION

         EXAMPLE 1 - CALCULATION OF THE PREFERRED RETURN:

         Assume a Member subscribes $10,000,000 for an interest as of April 1 of a given Fiscal Year. The average 1-year Treasury constant maturity interest rate as reported in Publication H.15, Selected Interest Rates, published by the Federal Reserve System, for January, February and March of the preceding Fiscal Year are as shown below. The Preferred Return for the Allocation Period ending on March 31, the last day of the Fiscal Year, is calculated as follows:

Beginning Balance - April 1                                  $10,000,000
                                                             -----------

Monthly average 1-year constant maturity interest rate:
  January                                                           5.26%
  February                                                          4.97%
  March                                                             5.15%
                                                             -----------

Average                                                             5.13%
                                                             -----------

Days elapsed (April 1, Y1 to March 31, Y2)                           365
                                                             -----------

Preferred Return (5.13% x 365/360)                           $   520,125
                                                             ===========

         EXAMPLE 2 - INCENTIVE ALLOCATION ON RETURN THAT EXCEEDS THE PREFERRED
RETURN:

         Assume a Member subscribes $10,000,000 for an Interest as of April 1 of a given fiscal year and does not tender its Interest for repurchase or subscribe any additional capital to its Interest during the year. The Preferred Return is equal to 4% for the year. The Member's capital account earns 10% during the year.

Beginning balance                                            $10,000,000
                                                             -----------

Net profit (10%)                                               1,000,000
Less: Preferred Return (4%)                                      400,000
                                                             -----------
Excess                                                           600,000
                                                             -----------

Incentive allocation (10%)                                        60,000

Net increase                                                     940,000
                                                             -----------

Ending balance                                               $10,940,000
                                                             ===========

         EXAMPLE 3 - LOSS RECOVERY ACCOUNT:

         This example illustrates the operation of the Loss Recovery Account provisions. Assume that in Year 1, a Member subscribes $10,000,000 for an Interest and the capital account loses $500,000 (5%). In Year 2, the Capital Account earns 15%. No redemptions or additional subscriptions of capital occurred during either year. The Preferred Return is equal to 4% for Year 2.

Beginning balance                                            $ 9,500,000
                                                             -----------

Net profit (15%)                                               1,425,000
Less: Loss Recovery Account                                      500,000
                                                             -----------
Sub-total                                                        925,000
Less: Preferred Return (4% of beginning balance )                380,000
                                                             -----------
Excess                                                           545,000
                                                             -----------

Incentive allocation (10%)                                        54,500
                                                             -----------

Net increase                                                   1,370,500
                                                             -----------

Ending balance                                               $10,870,500
                                                             ===========

         EXAMPLE 4 - PARTIAL YEAR CALCULATIONS:

         Assume a Member subscribes $10,000,000 for an interest as of October 1 of a given Fiscal Year and does not tender its Interest for repurchase or subscribe any additional capital to its Interest during the remainder of the year. The Preferred Return is 4% per annum. The Member's capital account earns 6% during the period October 1 to March 31.

Preferred Return:

Beginning Balance - October 1                                $10,000,000
                                                             -----------

Days elapsed (October 1, Y1 to March 31, Y2)                         182
                                                             -----------

Preferred Return (4.0% x 182 days/360 days)                     $202,222
                                                             ===========

Beginning balance                                            $10,000,000
                                                             -----------

Net profit (6%)                                                  600,000
Less: Preferred Return                                           202,222
                                                             -----------
Excess                                                           397,778
                                                             -----------

Incentive allocation (10%)                                        39,778
                                                             -----------

Net increase                                                     560,222
                                                             -----------

Ending balance                                               $10,560,222
                                                             ===========

         EXAMPLE 5 - TRACKING BY INVESTMENT BLOCK

         This example illustrates the operation of the provisions dealing with the separate tracking of each capital contribution. Assume that in a given year, a Member subscribes $10,000,000 for an Interest as of April 1 and makes an additional subscription of $5,000,000 on January 1. The initial capital contribution earns 12% and the additional subscription earns 1%. The Preferred Return is 5% per annum.

                                     April 1              January 1
                                   contribution          contribution
                                   ------------          ------------
Beginning balance                  $10,000,000            $5,000,000
                                   -----------            ----------
Net profit                           1,200,000                50,000
Less: Preferred Return                 506,944                62,500
                                   -----------            ----------
Excess                                 693,056                     -
                                   -----------            ----------
Incentive allocation (10%)              69,306                     -
                                   -----------            ----------

Net increase                         1,130,694                50,000
                                   -----------            ----------

Ending balance                     $11,130,694            $5,050,000
                                   ===========            ==========


                                                                             A-3